Exhibit 10.26

Execution Version

JOINT VENTURE OPERATING AGREEMENT

OF

PHOTRONICS DNP MASK CORPORATION XIAMEN

among

PHOTRONICS, INC.,

PHOTRONICS SINGAPORE PTE, LTD

AND

DAI NIPPON PRINTING CO., LTD.

DNP ASIA PACIFIC PTE. LTD.

Dated as of May 16, 2017

6.4	Company Employees; Seconded Employees	32
6.5	Service Provider Documents	32
6.6	Compensation and Benefits	33
ARTICLE 7. DISPOSITION AND TRANSFERS OF INTERESTS		33
7.1	Holding of Shares	33
7.2	Transfer Moratorium	34
7.3	Purchase and Sale of Remaining Interest	35
7.4	Change in Control	35
7.5	Purchase and Sale Agreement	36
ARTICLE 8. [INTENTIOANLLY DELETED]		36
ARTICLE 9.		37
9.1	Term of this Agreement	37
9.2	Termination and Cross-termination	37
9.3	Right of Terminating Party	38
ARTICLE 10. DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY		39
10.1	Limitations	39
10.2	Exclusive Causes	39
10.3	Effect of Dissolution	40
10.4	Loss of the Company	40
10.5	Liquidation	41
10.6	Dissolution	41
ARTICLE 11. DISTRIBUTIONS		41
11.1	Use of Cash	41
11.2	Distributions Upon Liquidation	42
11.3	Withholding	42
11.4	Distributions in Kind	42
11.5	Limitations on Distributions	43
ARTICLE 12. MISCELLANEOUS		43
12.1	Amendments	43
12.2	No Waiver	43
12.3	Entire Agreement	43
12.4	Further Assurances	44
12.5	Notices	44
12.6	Governing Law	44
12.7	Construction; Interpretation	44
12.8	Rights and Remedies Cumulative	45
12.9	No Assignment; Binding Effect	45
12.10	Severability	45
12.11	Counterparts	46
12.12	Dispute Resolution; Arbitration	46
12.13	Third-Party Beneficiaries	47
12.14	Specific Performance	47
12.15	Consequential Damages	47
12.16	Fees and Expenses	47

SCHEDULES

Schedule A	List of Transaction Documents

Schedule B	[intentionally left blank]

Schedule C	Shareholders and Percentage Interest

Schedule D	Majority Board Control Items

Schedule E	Insurance Policies At Closing

Schedule F	List of Actions Requiring A Supermajority Vote of Shareholders

Schedule G	List of Actions Requiring A Supermajority Vote of Directors

Schedule H	Initial Business Plan

Schedule I	Form of Articles of Incorporation

Schedule J	Representative Funding Plan

Schedule K	Scoring Items for PDMCX Technology Partnership Proposals

Schedule L	Competitors

JOINT VENTURE OPERATING AGREEMENT
OF
 PHOTRONICS DNP MASK CORPORATION XIAMEN

This JOINT VENTURE OPERATING AGREEMENT (together with the Schedules, as amended or otherwise modified from time to time, this “Agreement”) is made and entered into as of the 16th day of May, 2017, by and between Photronics, Inc., a corporation organized under the laws of the State of Connecticut, with its principal place of business at 15 Secor Road, Brookfield, Connecticut, U.S.A. (“Photronics”), Photronics Singapore Pte, Ltd., a corporation organized under the laws of Singapore with its principal place of business at No. 33, Ubi Avenue 3 #03-09, Vertex Building Singapore 408868 (“Photronics Singapore”) and Dai Nippon Printing Co., Ltd., a corporation organized under the laws of Japan with its principal place of business at 1-1, Ichigaya Kagacho 1-chome, Shinjuku-ku, Tokyo, Japan (“DNP”), and DNP Asia Pacific Pte. Ltd., a corporation organized under the laws of Singapore with its principal place of business at 4 Pandan Crescent, Singapore 128475 (“DNP Asia Pacific”), with respect to Xiamen American Japan Photronics Mask Co., Ltd. (the “Company”), a wholly owned foreign entity  formed under the Company Act of the People’s Republic of China (the “Company Act”) and the Laws of the People’s Republic of China on Wholly Foreign-Owned Enterprises (the “WFOE Act”, together with the Company Act, the “Acts”) and its implementing regulations, with its principal place of business at R203-95, South Building of Torch Square, No. 56-58 Torch Road, Gaoxin District, Xiamen, Fujian Province, China.

ARTICLE 1.
ORGANIZATIONAL MATTERS

1.1	Background

The Company was formed in October of 2016 as a wholly owned foreign entity in Xiamen, China, and Photronics Singapore is the sole Shareholder of the Company.  Upon the closing of the Initial Capital Contribution (the “Closing”) contemplated by the Contribution Agreement (the "Contribution Agreement") to be executed between the Company, Photronics, Photronics Singapore, DNP and DNP Asia Pacific in the form attached hereto as Schedule A-2., the Company will be a joint venture entity in which Photronics Singapore will own a 50.01% Interests and DNP Asia Pacific will own a 49.99% Interests.  The rights and liabilities of the Shareholders shall be as provided in the Acts, except as otherwise expressly provided herein.  In the event of any inconsistency between any terms and conditions contained in this Agreement and any non‑mandatory provisions of the Acts, the terms and conditions contained in this Agreement shall govern.  If any provision of this Agreement is prohibited or ineffective under the Acts, this Agreement will be considered amended to the smallest degree possible in order to make such provision effective under the Acts.  The Shareholders and the Board of Directors shall also cause the Company to take corporate actions and make filings and recordings that are necessary or advisable to effectuate the aforesaid amendment.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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1.2	Name

The name of the Company after the completion of the Closing shall be as follows:

Chinese Name of the Company: 厦门美日丰创光罩有限公司

English Name of the Company: Photronics DNP Mask Co, Ltd. Xiamen or PDMCX

The Board of Directors may change the name of the Company from time to time, in accordance with this Agreement and Applicable Law.

1.3	Principal Place of Business

The principal place of business of the Company will be located in Xiamen, China.

1.4	Business Purpose

The purpose of the Company shall be, either singly or in cooperation with Photronics and DNP along with their Affiliates and PDMC, the (a) development, fabrication and sale of photolithographic integrated circuit photomasks for [***]; (d) entry into any other lawful business, purpose or activity in which a company limited by shares may be engaged under Applicable Law (including, without limitation, the Act) as the Shareholders may determine from time to time, subject to and in accordance with the terms of this Agreement; and (e) entry into any lawful transaction and engagement in any lawful activity in furtherance of the foregoing purposes and as may be necessary, incidental or convenient to carry out the business of the Company as contemplated by this Agreement.  All pre-existing joint development agreement(s) and joint engineering agreement(s), which were executed by and between a customer in the Territory and Photronics or DNP before execution of this Agreement (the “Pre-closing Agreement”), will be disclosed to the Company. The Pre-closing Agreements must be referred to the Steering Committee at such time when the Pre-closing Agreements are reasonably expected to result in (i) an order of new photomasks by such customer to be delivered by Photronics or DNP to the customer in the Territory using a new process of record or (ii) direct photomask sales for commercial benefit to Photronics or DNP within the business scope of the Company. Each Shareholder is expected to keep the Steering Committee informed of the progress of such Pre-Closing Agreements on a regular basis to the extent that such customer consents to disclose to the other Shareholder. For the avoidance of doubt, all photomask sales derived from the Pre-closing Agreements within the business scope of the Company will be sold through the channel of the Company for the customers in the Territory after the completion of the joint development or joint engineering expected in the Pre-closing Agreements. For the purpose of further clarification, in no event shall this Section 1.4 be construed to amend or supersede the terms and conditions of the Pre-closing Agreements, and therefore, Photronics, DNP and the Steering Committee shall respect those terms and conditions therein, the relative parties’ intentions therein, and the determination of the customers.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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1.5	Term

The term of the Company (the “Term”) is twenty (20) years, commencing from October 21, 2016 until October 20, 2036.    Notwithstanding the dissolution of the Company, the existence of the Company shall continue until termination pursuant to, and as provided in, Article 10 of this Agreement.

1.6	Accounting Consolidation

1.6.1           The Shareholders confirm and agree that, for as long as Photronics Singapore and/or an direct or indirect Affiliate of Photronics holds more than fifty percent (50%) of Percentage Interest in the Company in the aggregate, the Company is intended to be, and shall be treated as, a consolidated subsidiary of Photronics under GAAP. In the event that any term of this Agreement or any relationship, understanding or other agreement, including any Transaction Document, between or among, the Company, Photronics and DNP shall be inconsistent with any existing or future rule, principle or standard governing accounting consolidation of the Company’s financial results by Photronics and/or Photronics Singapore under GAAP, then this Agreement or such relationship, understanding or other agreement shall be modified, terminated or waived (as the case may be) (each an “Accounting Amendment”) to the minimum extent necessary to grant, allow or permit accounting consolidation of the Company’s financial results by Photronics  in accordance with Section 1.6.2.

1.6.2           Where Photronics believes that an Accounting Amendment may be necessary due to any existing or future rule, principle or standard under US GAAP,

(a)	Photronics shall promptly notify DNP of the reasons for, and content of, any proposed Accounting Amendment in writing;

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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(b)
after Photronics’ above notification, Photronics and DNP shall use all reasonable efforts to negotiate with each other with a view to reaching a written agreement for the Accounting Amendment or other mutually acceptable solution, provided however, that, if no such agreement or solution is reached by Photronics and DNP within thirty (30) calendar days after Photronics’ above notification, (i) Photronics may, in its discretion, retroactively and/or prospectively, make the Accounting Amendment to the minimum extent reasonably deemed necessary by Photronics, and shall promptly notify the Company and DNP of the content of such Accounting Amendment in writing; and (ii) after Photronics exercises its discretionary power set forth in (i) above, if the Accounting Amendment concerned involves any change in the definition of and/or any of the actions requiring a Supermajority Vote of Directors as set forth in Schedule G hereof, the definition of and/or any of the actions requiring a Supermajority Vote of Shareholders as set forth in Schedule F hereof, and/or the number of board seats of DNP in the Company hereunder, DNP shall have [***].  DNP may, at any time after the Accounting Amendment takes effect but only after the expiration of the Initial Two-Year Term, exercise [***] by giving a written notice to Photronics (the “Accounting Amendment Option Notice”). Photronics agrees to use all reasonable efforts to apply for all applicable regulatory approvals or clearance within thirty (30) days after receipt of the Accounting Amendment Option Notice. The closing of the [***] (the "Accounting Amendment Closing") shall take place as soon as commercially practicable (taking into account the necessary funds raising arrangement by Photronics) without any undue delay and shall be within three (3) Business Days after all prior regulatory approvals or clearance have been obtained.  The Accounting Amendment Closing Price shall be equal to [***] as of the last day of the Fiscal Month immediately prior to the date of the Accounting Amendment Option Notice, divided by the number of Issued and outstanding Shares of the Company as of the date of the last day of the Fiscal Month immediately prior to the date of the Accounting Amendment Option Notice, multiplied by the number of the Shares held by [***] as of the date of the Accounting Amendment Closing.  The Accounting Amendment Closing Price shall be paid by [***] pursuant to the terms and conditions agreed to upon the exercise of the Accounting Amendment Option, but the Accounting Amendment Closing Price shall be fully paid within seven (7) years from the exercise of the Accounting Amendment Option. At the Accounting Amendment Closing, [***] shall transfer all of its Interests in the Company to Photronics, free and clear of any liens or encumbrances, and [***] shall pay the amount of all or part of the Accounting Amendment Closing Price that [***] will be required to pay upon the Accounting Amendment Closing to [***] by wire transfer of cash.  At the Accounting Amendment Closing, DNP shall deliver to Photronics such instrument or instruments of conveyance as Photronics reasonably requests.

DNP will not be able to exercise the Accounting Amendment Option for the Initial Two-Year Term.

DNP will continue to be bound by the non-compete obligations set forth in Section 8.1 for a period of twelve (12) months following the date of the Accounting Amendment Option Notice (in which case, the one-year period surviving after the termination set forth in Section 8.1 does not apply). In the event the Accounting Amendment Closing (i.e., receipt of all necessary regulatory approvals and completion of the transfer of DNP’s Interest to Photronics but not including full payment of the Accounting Amendment Closing Price) takes longer than sixty (60) days from the exercise of the Accounting Amendment Option, DNP and Photronics will agree to a delay of the commencement date of the twelve-month period of the non-compete obligations set forth in this Section, but in no event shall such commencement date be delayed for more than sixty (60) days from the date of the Accounting Amendment Option Notice.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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1.6.3     For the avoidance of doubt, for as long as Photronics Singapore and/or an Affiliate of Photronics holds more than fifty percent (50%) of Percentage Interest in the Company in aggregate, nothing contained herein is intended or shall allow DNP to (a) control the operations or assets of the Company in its sole discretion and (b) have the discretionary power to govern the financial, operating and personnel policies of the Company unless such actions as set forth in (a) and (b) immediately above are permitted under GAAP and agreed to between the parties hereto.

1.7	Transaction Documents

Contemporaneous with the execution of this Agreement, Photronics, Photronics Singapore, DNP, DNP Asia Pacific, PDMC and the Company have entered into the agreements listed on Schedules A-1 and A-2 hereto (collectively, the Transaction Documents").

1.8	Ratification of Organizational Actions

When necessary, the Shareholders will, by a resolution adopted by the Shareholders’ meeting of the Company, authorize the Company, and ratify all action having been taken by or on behalf of the Company (including by its Officers) prior to the date hereof, to execute and deliver the Transaction Documents to which it is a party, including all certificates, agreements and other documents required in connection therewith.

1.9	Articles of Incorporation

The Shareholders agree that, prior to or at the Closing, the Articles of Incorporation of the Company shall be amended from the current form attached hereto as Schedule I to be in the form consistent with the terms and conditions of this Agreement and the Contribution Agreement.

1.10	Compliance

For as long as Photronics, Photronics Singapore and/or a direct or indirect Affiliate of Photronics holds more than fifty percent (50%) of Percentage Interest in the Company, the Company will comply with Photronics Singapore health and safety and environmental and corporate compliance policies, procedures, programs and standards, provided that such policies, procedures, programs and standards do not violate any mandatory laws or regulations of the PRC.  In the event the Company has any concerns about any compliance matters including but not limited to antitrust concerns the Company will consult with counsel for the Company.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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1.11	Pre-Closing Liabilities

Photronics agrees to be responsible for any and all liabilities and claims arising against the Company by any third party which are attributable to events occurred prior to the Effective Date; provided however that such liabilities and claims must arise out of and be directly related to the negligent acts or lack of due care by Photronics or Photronics Singapore; and provided further that the representations and warranties of Photronics and Photronics Singapore set forth in the Contribution Agreement are true and correct in all material aspects at and as of the Effective Date.  Neither Photronics nor Photronics Singapore will be liable for any and all loss or damage of the Company arising out of or in connection with (i) the design, construction, and piling agreements for an initial manufacturing facility located in Xiamen, China, (ii) the investment agreement between Xiamen Torch Hi-Tech Industrial Development Zone Management Committee and Photronics Singapore and (iii) the land purchase agreement between Xiamen Torch Hi-Tech Industrial Development Zone Management Committee and Photonics Singapore, all of which will be assumed by the Company at the Closing, provided however that such losses and damages does not arise out of and are not directly related to the negligent acts or lack of due care by Photronics or Photronics Singapore prior to the Closing.

1.12	Affiliates

Photronics and DNP hereby ensure that their respective Affiliates shall comply with the terms and conditions of this Agreement and Transaction Documents to the extent applicable to such Affiliates. Photronics and DNP hereby confirm and agree that the Shares of the Company shall be always held by either DNP or Photronics directly or by a direct or indirect wholly owned subsidiary of Photronics or DNP, as the case may be, and accordingly, Photronics and DNP may hold the Shares directly or transfer the Shares of the Company to a direct or indirect wholly owned subsidiary of Photronics or DNP, as the case may be, without the prior written consent of, but only with the prior notice to, the other party. Upon such notice, each of Photronics and DNP shall cause the Shareholders and the Company to take corporate actions and make filings and recordings that are necessary or advisable to effectuate the aforesaid transfer under Applicable Law. Any other transfers of the Shares of the Company will be subject to the terms and conditions of this Agreement.

ARTICLE 2.
DEFINITIONS

Capitalized words and phrases used and not otherwise defined elsewhere in this Agreement shall have the following meanings:

“Accounting Amendment” is defined in Section 1.6.1.

“Accounting Amendment Closing” is defined in Section 1.6.2(b).

“Accounting Amendment Closing Price” is defined in Section 1.6.2(b).

“Accounting Amendment Option” is defined in Section 1.6.2(b).

“Accounting Amendment Option Notice” is defined in Section 1.6.2(b).

“Acts” is defined in the preamble.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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“Additional Contributions” is defined in Section 4.1.2(a).

“Affiliate” of a Person means any other Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Person.  The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.  A Person shall be deemed an Affiliate of another Person only so long as such control relationship exists.  Notwithstanding the foregoing, a Company Entity shall not be deemed to be an Affiliate of either DNP or Photronics, except where expressly provided in this Agreement.

“Agreement” is defined in the preamble.

“Annual Budget” is defined in Section 6.2.

“Applicable Law” means, with respect to a Person, any domestic or foreign, national, federal, territorial, state or local constitution, statute, law (including principles of common law), treaty, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, legally binding directive, judgment, decree or other requirement or restriction of any arbitrator or Governmental Authority applicable to such Person or its properties, assets, officers, directors, employees, consultants or agents (in connection with such officer’s, director’s, employee’s, consultant’s or agent’s activities on behalf of such Person).

“Articles of Incorporation” means the Articles of Incorporation of the Company, as amended from time to time.

“Board of Directors” means, at any time, the Board of Directors of the Company.

“Business” means such business activities as described in Section 1.4.

“Business Day” means a full banking business day in the State of Connecticut, Japan and China.

“Business Plan” is defined in Section 6.2.

“Capital Contributions” means, with respect to any Shareholder, the total amount of cash and the initial agreed upon asset value of property and equipment (other than cash) and technology contributed to the capital of the Company by such Shareholder. “Cash” means cash and cash equivalents determined by the Board of Directors in good faith consistent with GAAP.

“Chairman of the Board” is defined in Section 5.5.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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“Change in Control” shall be deemed to have occurred, with respect to a party, when:

(1)          Any “Person” or “group” (as defined below) is or becomes the “beneficial owner” (as defined below) of shares representing more than fifty percent (50%) of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of a party, as the case may be (the “Voting Stock”); or

(2)          A party (A) consolidates with or merges into any other Person or any other Person merges into a party, and in the case of any such transaction, the outstanding common stock of a party, as the case may be, is changed or exchanged into other assets or securities as a result, unless the stockholders of a party, as the case may be, immediately before such transaction own, directly or indirectly immediately following such transaction, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (B) conveys, transfers or leases all or substantially all of its assets to any Person.

For the avoidance of doubt, the delisting of Photronics from the NASDAQ Stock Market standing alone, if occurs, does not constitute a Change in Control with respect to Photronics.

For the purpose of this definition, a “group” means two or more Persons who, acting for a common purpose, which act based on their mutual consent in the form of a contract, an agreement or others; and a “beneficial owner” means any Person who owns the shares or other assets under his/her/its own name or under the name of a third party (i.e. a nominee) where: (i) such Person (a) provides said shares or assets or (b) provides the funds to acquire such shares or assets to the nominee directly or indirectly; or (ii) the principal has the right to manage, utilize or dispose of the shares or assets held by the nominee; or (iii) entire or partial profits or losses of the shares or assets held under the name of the nominee are assumed by the principal.

“Change in Control Closing” is defined in Section 7.4.2.

“Change in Control Closing Price” is defined in Section 7.4.3.

“Change in Control Notice” is defined in Section 7.4.1.

“Company” is defined in the preamble.

“Company Accountant” shall mean initially Deloitte Touche  LLP or such other independent accounting firm as appointed from time to time by the Board of Directors.

“Company Act” is defined in the preamble.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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“Company Assets” means all direct and indirect rights and interests in real and personal property owned by the Company and its subsidiaries from time to time, and shall include both tangible and intangible property (including Cash). For the sake of clarity, “Company Assets” shall not be deemed to include any right or interest owned by Photronics or DNP or their respective Affiliates, including, without limitation, any rights licensed from third parties to Photronics or DNP unless authorized by such third parties.

“Company Entity” means the Company, or any of its directly or indirectly majority owned subsidiaries (whether organized as corporations, limited liability companies or other legal entities).

“Company Liabilities” means all direct and indirect liabilities and obligations of the Company and its subsidiaries from time to time including the aggregate undistributed amounts due to Shareholders to pay Chinese taxes on any income allocated to them. In determining the amount of such liabilities, any contingent liabilities, guarantees or other amounts that are not recorded on the Company’s consolidated balance sheet shall be included and reserved against at the fair probable value thereof as reasonably determined by the Board of Directors in accordance with GAAP.

“Directors” is defined in Section 5.1.3.

“DNP” is defined in the preamble.

“DNP Director” means any of the Directors nominated by DNP to serve on the Board of Directors in accordance with Section 5.1.3.

“Economic Interest” means a Person’s right to share in the pro-rata allocation of Net Profits, Net Losses and other items of income, gains, losses, deductions and credits hereunder and to receive distributions from the Company as set forth in this Agreement, but does not include any other rights of a Shareholder including, without limitation, the right to vote or to participate in the management of the Company, or, except as specifically provided in this Agreement or required under the Acts, any right to information concerning the business and affairs of the Company.

“Effective Date” means the date of the completion of the Closing by which the Company becomes a joint venture entity between Photronics Singapore and DNP Asia Pacific.

“Exchange Act” means the Securities Exchange Act of 1934 of the United States, as amended.

“Fiscal Months” is defined in Section 5.12.1.

“Fiscal Quarters” is defined in Section 5.12.1.

“Fiscal Year” is defined in Section 5.12.1.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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“Force Majeure” means any cause or causes beyond the reasonable control of either party or the Company, including, but not limited to, acts of God, industrial disturbances, wars, terrorism, epidemics, blockages, embargoes, insurrections, riots, explosions, fires, earthquake, floods, perils of the sea.

“GAAP” means generally accepted accounting principles in the United States, as applicable, as in effect from time to time.

“GAAS” means generally accepted auditing standards in the United States, as applicable, as in effect from time to time.

“General Manager” is defined in Section 5.14.1.

“Governmental Authority” means any foreign, domestic, national, federal, territorial, state or local governmental authority, quasi-governmental authority, instrumentality, court, government, stock exchange or self‑regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing.

“Increasing Shareholder” is defined in Section 5.4

“Indemnified Loss” is defined in Section 5.13.1.

“Indemnitee” is defined in Section 5.13.1.

“Initial Capital Contribution” has the same meaning as defined in the Contribution Agreement.

“Initial Seven-Year Term” means a period of the initial seven (7) years from the Effective Date.

“Initial Two-Year Term” means a period of the initial two (2) years from the Effective Date.

“Interest” means the entire ownership interest of a Shareholder in the Company at any particular time, including without limitation, the Shareholder’s Shares and Economic Interest, any and all rights to vote and otherwise participate in the Company’s affairs, and the rights to any and all benefits to which a Shareholder may be entitled as provided in this Agreement, together with the obligations of such Shareholder to comply with all of the terms and provisions of this Agreement.  An Interest may be expressed as a number of Shares.

“Issue” means, for the purpose of this Agreement, the corporate actions that are necessary or advisable to have Shareholders of the Company to subscribe the Shares when the registered capital of the Company is set or increased. The total Shares Issued shall amount to the 100% equity interest of the Company during any time.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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“Liquidating Event” is defined in Section 10.2.

“Liquidated Committee” is defined in Section 10.5.1.

“Majority Shareholder” is defined in Section 7.3.1.

“Minority Closing” is defined in Section 7.3.2.

“Minority Closing Price” is defined in Section 7.3.3.

“Minority Shareholder” is defined in Section 7.3.1.

“Net Book Value” means, with respect to (i) any assets, the value thereof, net of accumulated depreciation, amortization and other adjustments, as would be included in a consolidated balance sheet of the entity owning such assets prepared in accordance with GAAP, (ii) any liabilities, the amount thereof as would be included in a consolidated balance sheet of the entity having the liabilities prepared in accordance with GAAP and (iii) any equity security of a Company Entity or other entity, the product of (x) the value of the assets of such entity, net of accumulated depreciation, amortization or other adjustments, as would be included in a consolidated balance sheet of the entity prepared in accordance with GAAP, minus the amount of the liabilities of such entity, as would be included in a consolidated balance sheet of such entity prepared in accordance with GAAP, multiplied by (y) a percentage equal to the percentage of the equity of such entity represented by such equity security.  Any determination of Net Book Value shall be consistent with the historic GAAP methods, procedures and election used by the Company.

“Net Profits” or “Net Losses” means, for each Fiscal Year or other period, an amount equal to the Company’s taxable income or loss for such year or period.

“Officer” is defined in Section 5.14.3.

“PDMC” is Photronics DNP Mask Corporation, a joint venture company of Photronics and DNP and a corporation organized under the laws of the Taiwan region with its principal place of business at 4f, #2, Li-Hsin Road, Science Park, Hsinchu, Taiwan.

“Percentage Interest” means, with respect to a Shareholder holding one or more Shares, its Interest in the Company as determined by dividing the number of Shares owned by such Shareholder by the total number of Shares of the Company then outstanding. For the purposes of this Agreement, the aggregate Percentage Interest of all entities directly or indirectly wholly owned by Photronics Singapore or DNP Asia Pacific, as the case may be, shall be the basis for calculating the Percentage Interest of Photronics Singapore and DNP Asia Pacific.

“Person” means any person or entity, whether an individual, trustee, corporation, partnership, limited partnership, limited liability company, trust, unincorporated organization, business association, firm, joint venture, other legal entity or Governmental Authority.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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“Photronics Singapore” means Photronics Singapore Pte, Ltd., a wholly owned subsidiary company of Photronics and a corporation organized under the laws of Singapore with its principal place of business at No. 33, Ubi Avenue 3 #03-09, Vertex Building Singapore 408868.

“Photronics Director” means any of the Directors nominated by Photronics Singapore to serve on the Board of Directors in accordance with Section 5.1.3.

“Reducing Shareholder” is defined in Section 5.4.

“Related Party Agreement” is defined in Section 5.18.

“Representative” is defined in Section 5.13.6(d).

“Required Funding Date” is defined in Section 4.1.2(a).

“Seconded Employees” is defined in Section 6.4.

“Service Provider Documents” is defined in Section 6.5.1

“Share” means equity interest of the Company Issued pursuant to Article 3 of this Agreement. As of the completion of the transactions contemplated under the Contribution Agreement, the Shares of the Company are to be held at the Closing by the Shareholders in accordance with Schedule C.

“Shareholder” means Photronics Singapore and DNP Asia Pacific, Photronics, DNP or any direct or indirect wholly owned subsidiary of Photronics or DNP who at any time hold the Shares of the Company.

“Shortfall” means the dollar difference between a requested Additional Contribution and the actual amount a Shareholder pays of such Additional Contribution.

“Tax” or “Taxes” means all goods and services taxes, levies, imposts and fees imposed by any Governmental Authority (domestic or foreign) of any nature including but not limited to federal, state, local or foreign net income tax, alternative or add-on minimum tax, profits or excess profits tax, franchise tax, gross income, adjusted gross income or gross receipts tax, employment related tax (including employee withholding or employer payroll tax), real or personal property tax or ad valorem tax, sales or use tax, excise tax, stamp tax or duty, any withholding or back up withholding tax, value added tax, severance tax, prohibited transaction tax, premiums tax, occupation tax, together with any interest or any penalty, addition to tax or additional amount imposed by any Governmental Authority (domestic or foreign) responsible for the imposition of any such tax.

“Term” is defined in Section 1.5.

“Territory” means [***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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“Transaction Documents” is defined in Section 1.7.

“Transfer” (including, with correlative meaning, the term “Transferred”) means, with respect to any Share or Economic Interest or portion thereof, a sale, conveyance, exchange, assignment, pledge, encumbrance, gift, bequest, hypothecation or o transfer or disposition by any other means, whether for value or no value and whether voluntary or involuntary (including, without limitation, by operation of law), or an agreement to do any of the foregoing.

“Steering Committee” is defined in Section 5.15

“Supermajority Vote of Directors” means the unanimous affirmative vote or consent of all Directors of the Company present at a meeting of the Board of Directors, provided that the Percentage Interest of Photronics Singapore and DNP Asia Pacific shall be at least twenty percent (20%) each.

“Supermajority Vote of Shareholders” means the unanimous affirmative vote or consent of all Shareholders of the Company present at a meeting of the Shareholders, provided that the Percentage Interest of Photronics Singapore and DNP Asia Pacific shall be at least twenty percent (20%) each.

“Vice General Manager” is defined in Section 5.14.1.

“Voting Stock” is defined in the definition of “Change in Control.”

“WFOE Act” is defined in the preamble.

ARTICLE 3.
SHARES AND CAPITAL CONTRIBUTIONS

3.1	Authorized Shares

The Company is authorized to Issue the Shares.  The total number of the Shares of the Company to be Issued as of the completion of the Closing shall be set forth in the Contribution Agreement.

3.2	Initial Capital Contributions and Share Issuance

The Shareholders acknowledge and agree that the names and address of each Shareholder and Percentage Interests of the Shareholders as of the completion of the Closing contemplated under the Contribution Agreement are as set forth on Schedule C.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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3.3	Return or Redemption of Capital Contribution

Except as otherwise provided in this Agreement or approved by a Supermajority Vote of Shareholders: (a) no Shareholder shall demand or be entitled to receive a return of or interest on any portion of its Capital Contributions; and (b) no Shareholder shall withdraw any portion of its Capital Contributions or receive any distributions from the Company as a return of capital on account of such Capital Contributions.  Except as otherwise provided in this Agreement or approved by a Supermajority Vote of Directors, the Company shall not redeem or repurchase the Shares of any Shareholder.  Provided in all these cases that any such return, distribution or redemption that is permitted hereunder shall be pro rata based upon the Shareholders’ respective Percentage Interests and in compliance with Applicable Law.  Provided further, in all these cases that any such return, distribution or redemption that is permitted hereunder do not violate any mandatory laws or regulations of the PRC.

3.4	Liability of Shareholders

Except as otherwise required by any non-waivable provision of the Acts or other Applicable Law and except as otherwise provided in this Agreement or other agreements between the Company and one or more Shareholders or their Affiliates, no Shareholder shall be liable in any manner whatsoever for any debt, liability or other obligation of the Company, whether such debt, liability or other obligation arises in contract, tort, or otherwise solely by reason of being a Shareholder.

3.5	Revenue

The Shareholders hereby agree that the Company shall be the [***] includes but is not limited to communicating with [***]) with respect to [***]. The Shareholders further agree that neither Shareholder will [***].

ARTICLE 4.
FINANCING OF THE COMPANY

4.1	Types of Financing

4.1.1         General. Photronics and DNP anticipate that the total investment to be made in the Company for the initial period of five (5) years from the Effective Date will be US$160,000,000, which consists of US$[***] by Shareholders’ equity or convertible shareholder loan as set forth in Section 4.1.2 (the “Scheduled Contribution”) and US$[***] by loan from a bank. The initial registered capital of the Company immediately after the Closing will be as set forth in the Contribution Agreement, and the total registered capital through the initial period of five years from the Effective Date will be no more than US$[***]. The total investment and registered capital will be contributed in several increments over a period of five (5) years from the Effective Date by the Shareholders. It is the intention of the Shareholders to fund the Company primarily with cash distributed from PDMC through dividends and/or capital reductions with a representative funding plan indicated in Schedule J.  The Shareholders will make the Initial Capital Contribution to the Company such that the Percentage Interests initially will be 50.01% and 49.99% respectively pursuant to the Contribution Agreement. In no event shall Photronics or DNP be obliged to make any kind of additional investment (including the Additional Contributions, loan to the Company and guaranteeing a loan of the Company) more than their respective Percentage Interests (i.e., 50.01% for Photronics Singapore and 49.99% for DNP Asia Pacific) of the Scheduled Contribution. The Board of Directors shall be responsible for determining the type and timing of financing required to fund the operations of the Company and will evaluate Capital Contributions from the Shareholders or incurring debt from the Shareholders or from public, private or bank markets, in each case as permitted under this Agreement; the Board of Directors will then decide on the type of funding that is in the best interests of the Company at the time of the decision. The Board of Directors of the Company will have the sole authority for deciding when a capital contribution can be made by the Shareholders.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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4.1.2           Shareholder Contributions.

(a)          Photronics Singapore and DNP Asia Pacific shall make the Initial Capital Contribution in accordance with the Contribution Agreement for the initial 50.01% and 49.99% ownership, respectively, and the Board of Director of the Company will have authority, from time to time and when necessary, for requesting capital calls in case of any capital shortfalls that the Company may experience, and the parties agree and acknowledge that it is the intent of the parties that Photronics through Photonics Singapore will consolidate the Company and will own a minimum of 50.01%; provided, however, that DNP [***].

(b)          If the Board of Directors determines that the Company requires additional funding exceeding the Scheduled Contribution via a Capital Contribution from the Shareholders to the Company and such resolution is approved by the Shareholders’ meeting, the Shareholders shall have the right to make such Capital Contributions to the Company pro-rata based on such Shareholder’s Percentage Interest (the “Additional Contributions”).  Request for Additional Contributions shall be made by written notice by the Board of Directors, provided that if any of the Shareholders intends to cause the Board of Directors to approve an Additional Contributions, it shall notify the other Shareholder in writing and any such written notice shall include the amount of required Capital Contribution and the required funding date (“Required Funding Date”) to be approved by the Board of Directors and shall be sent to the other Shareholder at least one hundred and fifty (150) calendar days prior to the relevant meeting of the Board of Directors.  Such Required Funding Date shall correspond to the end of a Fiscal Month.  All Additional Contributions shall be made in Renminbi or equivalent in US Dollars.  Where the Applicable Law grants employees of the Company any subscription rights and no exception in the Applicable Law is available to the Company, the Shareholders agree to use their best efforts to cause the employees of the Company to waive any rights they may have under the Applicable Law to subscribe to any additional Shares to be Issued in connection with any Additional Contributions.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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(c)          In the event that any Shareholder determines to contribute less than [***], such Shareholder shall provide notice of such determination specifying the amount of such [***] it intends to make, if any.  Such notice shall be provided to the Company and to the other Shareholder as soon as practicable after such determination is made, but in any event not less than [***].  Any failure or delay in providing such notice shall not affect the right of any Shareholder to refrain from providing such [***], nor shall it result in any liability for damages.  If a Shareholder fails to make the [***] set forth pursuant to Section 4.1.2(a), then the full funding Shareholder may elect, in its discretion and to the fullest extent permitted by Applicable Law, to do any or a combination of the following [***] without prior written consent of all existing Shareholders prior to such [***].

(d)          In connection with any [***], the Board of Directors shall determine the [***], as of the date immediately prior to the date of the meeting of the Board of Directors approving the [***] immediately prior to the date of the meeting of the Board of Directors approving [***].

ARTICLE 5.
MANAGEMENT

5.1	Board of Directors

5.1.1          Powers.  Except as otherwise required by any non-waivable provision of the Acts or other Applicable Law or expressly provided in this Agreement, all management powers over the business, property and affairs of the Company are exclusively vested in a board of directors (the “Board of Directors”), and no Shareholder shall have any right to participate in or exercise control or management power over the business and affairs of the Company or otherwise to bind, act or purport to act on behalf of the Company in any manner. Except as otherwise required by any non-waivable provision of the Acts or other Applicable Law, the Parties hereby agree that the majority shareholder of the Company will control all such decisions that the Acts or other Applicable Law do not allow to be controlled by the Board, and all the corporate governance powers agreed to herein by the Board are also agreed to at the level of Shareholders and will be controlled by Photronics Singapore as long as it is the majority shareholder of the Company.  The Parties further agree that, in the event that the Acts or Applicable Law do not allow the majority of the Board of Directors or the majority shareholder to control any increase or decrease of registered capital in its sole discretion and as long as Photronics Singapore is the majority shareholder of the Company, DNP Asia Pacific will provide Photronics Singapore with a proxy to exercise voting rights for sixteen and two thirds percent (16 2/3%)  (or, depending on Photronics Singapore’s ownership interest at the time of the shareholders meeting, a proxy in the amount required to allow Photronics Singapore to exercise voting rights for sixty six and two thirds percent (66 2/3%) of the outstanding Shares of the Company or the then-current percentage required by the Acts or Applicable Law at the time of the Board of Directors or shareholders meeting) in favor of the increase or decrease in the registered capital proposed by Photronics Singapore and whatever corresponding changes need to be made to the Company’s Articles of Incorporation, provided that DNP reserves its right under section 4.1.2(a)(i) to refrain from subscribing any or all of such increased registered capital.  In the event DNP Asia Pacific fails to provide Photronics Singapore with such proxy, DNP Asia shall be deemed in breach of this Agreement.  Except with respect to voting for an increase or decrease in the Company’s registered capital, the above will not affect DNP’s a Supermajority Vote of Shareholders set forth in Schedule F and provided further that such proxy from DNP Asia Pacific to Photronics Singapore will not be required after the initial investment of US $160,000,000 has been reached and an annual cash investment of greater than $100,000,000 US Dollars is being proposed at the shareholder meeting.  Subject to any non-waivable provision of Applicable Law and the limitations set forth in this Agreement, the Board of Directors shall have all the rights and powers that may be possessed by the Board of Directors under the Acts, which shall include, without limitation, the power to incur indebtedness, the power to enter into agreements and commitments of all kinds, the power to manage, acquire and dispose of Company Assets, and all ancillary powers necessary or convenient to the foregoing.  Without limiting the general authority granted by the immediately preceding sentence, the majority of the Board of Directors shall have the authority set forth on Schedule D hereto.  The Board of Directors may also designate one or more persons to open bank accounts and conduct other banking business on behalf of the Company.  The Directors shall devote such time to the business and affairs of the Company as is reasonably necessary for the performance of their duties, but shall not be required to devote full time to the performance of such duties.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.1.2          Evaluation of General Manager.  The Board of Directors will be responsible for supervision and evaluation of the Company’s General Manager on an ongoing basis, including at least an annual review of his or her performance to ensure he or she is acting in accordance with prudent business practices.

5.1.3          Number of Directors; Appointment of Directors.  Both parties shall cause the Company to hold an extraordinary general shareholders’ meeting not later than on the [***] calendar day (or a later day agreed by both parties) after the  Effective Date to elect some or all Directors and supervisors of the Company and such members shall have the same term of office as provided below.  The Board of Directors shall consist of seven (7) individuals (each such individual, a “Director”) and the term of their office shall be three (3) years.  Subject to Sections 5.2 and 5.3 below, in the aforesaid extraordinary general shareholders’ meeting and subsequent general shareholders’ meetings of the Company in which the Directors are to be re-elected, four (4) of the representatives nominated by Photronics Singapore and three (3) of the representatives nominated by DNP Asia Pacific shall be elected as the Directors.  For as long as Photronics Singapore and/or a direct or indirect Affiliate of Photronics holds more than fifty percent (50%) of Percentage Interest in the Company in the aggregate, the number of Directors to be nominated by each Shareholder and elected by the Shareholders’ meeting shall remain fixed for the  ***, and Sections 5.2, 5.3 and 5.4 shall only apply thereafter. For the avoidance doubt, Sections 5.2, 5.3 and 5.4 shall still apply even within the [***]. If a Director resigns (including by death or retirement) or is removed either by the Shareholder who nominated such Director as provided for under the Acts or in accordance with Section 5.2 or 5.3, each newly elected Director shall hold office for the remaining term of the replaced Director.  Each Shareholder having the right to nominate a Director pursuant to this Section 5.1.3 shall have the right, in its sole discretion, to propose the removal of such Director at any time, by delivery of written notice to the Company with a copy to each of the other Shareholder and the Director(s) to be removed. All Shareholders are obligated to vote in the affirmative for such removal resolution during the Shareholders’ meeting. In the case of a vacancy in the office of a Director for any reason (including by reason of death, resignation, retirement, expiration of such Director’s term or removal pursuant to the preceding sentence), the vacancy shall be filled by a candidate nominated by the Shareholder that nominated the Director in question; provided, however, that in the case of a vacancy created due to a change in a Shareholder’s Percentage Interest as described in Section 5.2 or 5.3, such vacancy shall be filled in accordance with Section 5.2 or 5.3.  Each Shareholder shall notify the other Shareholder and the Company of the name, business address and business telephone, e-mail address and facsimile numbers of each Director that such Shareholder has nominated.  Each Shareholder shall promptly notify the other Shareholder and the Company of any change in such Shareholder’s nominated Director or of any change in their Director’s address or other contact information.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.2	Effect of Reduction in Photronics Singapore’s Percentage Interest on Photronics Directors

Following the Initial Seven-Year Term and subject to Sections 5.1 and 5.4, the number of Directors that Photronics Singapore can nominate to or maintain on the Board of Directors shall depend on Photronics Percentage Interest as follows:

Photronics Singapore’s Percentage Interest	Number of Photronics Directors
> 80%	[***]
> 50% and ≦ 80%	[***]
≧ 20% and ≦ 50%	[***]
> 0% and < 20%	[***]

5.3	Effect of Reduction in DNP Asia Pacific’s Percentage Interest on DNP Directors

Following the Initial Seven-Year Term and subject to Sections 5.1 and 5.4, the number of Directors that DNP Asia Pacific can nominate to or maintain on the Board of Directors shall depend on DNP Percentage Interest as follows:

DNP Asia Pacific’s Percentage Interest	Number of DNP Directors
> 80%	[***]
> 50% and ≦ 80%	[***]
≧ 20% and ≦ 50%	[***]
> 0% and < 20%	[***]

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.4	Procedure.

Following the *** and subject to Section 5.1 above, if either Shareholder’s Percentage Interest should be below any of the threshold levels set forth in Sections 5.2 or 5.3 above more than *** and if such Shareholder (the “Reducing Shareholder”) then has more nominees serving on the Board of Directors than the number to which it is entitled, such Reducing Shareholder shall immediately identify by written notice to the Company with a copy to the other Shareholder (the “Increasing Shareholder”) the nominee or nominees on the Board of Directors that will cease serving on the Board of Directors, and each such nominee shall thereupon cease to be a Director or member of the Board of Directors.  If such Reducing Shareholder fails to make such designation within five (5) Business Days after written demand by the Increasing Shareholder, the Increasing Shareholder may for and on behalf of the Reducing Shareholder and its nominee(s) (and the Reducing Shareholder hereby, and shall cause its nominee(s) to, irrevocably authorize the Increasing Shareholder to) designate by written notice to the Company with a copy to the Reducing Shareholder one or more (as appropriate) of the Reducing Shareholder’s nominees on the Board of Directors that will cease serving on the Board of Directors and each such nominee shall thereupon cease to be a Director or member of the Board of Directors. Upon the written notice described in either of the immediately preceding two sentences, the Shareholders agree to collaborate to cause the Board of Directors to convene a meeting of the Shareholders as soon as practicable to fill the vacancies created by such removals in accordance with the provisions of Sections 5.2 and 5.3.  Similarly, if a Shareholder whose Percentage Interest fell below any threshold level set forth in Section 5.2 or 5.3 subsequently increases its Percentage Interest above any such level, the process shall be reversed.

5.5	Chairman and Vice-Chairman

A Chairman of the Board of Directors (the “Chairman of the Board”) shall preside at all meetings of the Board of Directors.  The Chairman of the Board shall be selected from and among the Directors nominated by Photronics Singapore. A Vice-Chairman of the Board of Directors (the “Vice-Chairman of the Board”) shall be selected from and among the Directors nominated by DNP provided that [***] shall not fall below [***]. If the Percentage Interest of Photronics Singapore falls below [***], then the Chairman of the Board shall be selected from and among the Directors nominated by [***] by the Board of Directors.  If a Shareholder whose Percentage Interest [***] subsequently increases its Percentage Interest [***], such Shareholder shall have the right to nominate [***].  In the case where the Chairman of the Board is selected by DNP in accordance with the foregoing, then the Vice-Chairman of the Board shall be selected from and among the Directors nominated by Photronics Singapore provided that Photronics Singapore’s Percentage Interest shall not fall below [***]. If either Shareholder’s Percentage Interest falls below [***], then it no longer has the right to nominate the Vice Chairman until such Shareholder’s Percentage Interest increases to [***] or more again.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.6	Meetings of Shareholders and of the Board of Directors; Quorum

5.6.1           Shareholder Meetings.  At any time, and from time to time, the Board of Directors may call meetings of the Shareholders.  Special meetings of the Shareholders for any proper purpose or purposes may be called at any time by the Board of Directors.  Written notice of any such meeting shall be given to all Shareholders.  No less than twenty (20) calendar days’ written notice shall be given for an annual meeting of the Shareholders and no less than ten (10) calendar days’ written notice shall be given for any special meetings of the Shareholders.  Each meeting of the Shareholders shall be conducted by the Chairman of the Board of Directors.  Where the Chairman of the Board is on leave or cannot exercise his power and authority for any cause, the meeting of the Shareholders shall be conducted by the Vice-Chairman of the Board, or any designee appointed in accordance with the Acts.  Each Shareholder may authorize any Person by written proxy to act for it or on its behalf on all matters in which the Shareholder is entitled to participate.  Each proxy must be signed by a duly authorized officer of the Shareholder.  All other provisions governing or otherwise relating to the convening of meetings of the Shareholders shall from time to time be established in the sole discretion of the Board of Directors (acting reasonably).  Each of the Shareholders shall have the obligation to attend the meeting of the Shareholders, whether in person or by proxy, for the purpose of the quorum, provided that nothing in the foregoing shall be construed to restrict any Shareholder on how to exercise its voting rights (including abstaining from voting).  In the event that any of the Shareholders fails to attend a meeting of the Shareholders due to reasons other than those that are unattributable to such Shareholder or its representative(s) (including, without limitation, Force Majeure, accident and illness) and taking into account that such Shareholder should use its best efforts to issue a proxy for such meeting, resulting in a failure of reaching a quorum, it shall be deemed as a material breach of this Agreement and bad faith of such Shareholder in performing its obligations hereunder.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.6.2          Board Meetings.  The Board of Directors shall hold meetings at least once every Fiscal Quarter.  Unless a higher quorum is required by Applicable Law, the presence of four (4) Directors, in each case, in person or by video conference, shall be necessary and sufficient to constitute a quorum for the purpose of taking action by the Board of Directors at any meeting of the Board of Directors.  Each Director may authorize any other Director by written proxy to act for or on behalf of such Director on all matters in which such Director is entitled to participate.  Each Shareholder shall be responsible for the expenses of the Director(s) nominated by such Shareholder in connection with all meetings of the Board of Directors.  The Chairman of the Board shall preside at all meetings of the Board of Directors and shall have such other duties and responsibilities as may be assigned to him or her by the Board of Directors.  The Chairman of the Board must include any item submitted by a Shareholder or General Manager for consideration at a meeting of the Board of Directors, may not cut off debate on any matter being considered by the Board of Directors and shall call for a vote on any matter at the request of any Director or General Manager.  Each of the Directors shall have the obligation to attend each of the meetings of the Board of Directors, whether in person or by proxy, for the purpose of the quorum, provided that nothing in the foregoing shall be construed to restrict any Director on how to exercise his/her voting rights (including abstaining from voting).  In the event that any of the Directors fails to attend two meetings of the Board of Directors consecutively due to reasons other than those that are unattributable to such Director or its proxy (including, without limitation, Force Majeure, accident and illness) and taking into account that such Director should use his/her best efforts to issue a proxy for such meeting, resulting in failure of reaching a quorum, it shall be deemed as a material breach and bad faith of the Shareholder who nominates such Director in performing such Shareholder’s obligations hereunder.

5.6.3           Notice; Waiver.  Except in the case of emergency as provided under the Acts, the regular quarterly meetings of the Board of Directors described in Section 5.6.2 shall in principle be held upon not less than seven (7) Business Days’ written notice.  Additional meetings of the Board of Directors may be held upon the request of any Director to the Chairman of the Board, upon not less than seven (7) Business Days’ written notice (which may be given, to the extent permitted by Applicable Law, via confirmed facsimile, confirmed e-mail or other manner provided for in Section 12.5).  No action taken by the Directors at any meeting shall be valid unless the requisite quorum is present.

5.6.4           Voting of Directors.  Except as otherwise expressly provided in this Agreement and/or Applicable Law, all actions, determinations or resolutions of the Board of Directors shall require the affirmative vote or consent of a majority of the Board of Directors present at any meeting at which a quorum is present.  Each Director shall be entitled to one (1) vote, and Directors shall be entitled to cast their vote through proxies.

5.6.5           Meetings.  All meetings of the Board of Directors or the Shareholders shall be conducted in English.  Directors and their proxies shall have the right to participate in all meetings of the Board of Directors by means of a video conference or similar communications equipment by means of which all persons participating in the meeting can see and hear each other at the same time and participation by such means shall constitute presence in person at a meeting.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.6.6           Reliance by Third Parties.  For convenience and subject to Applicable Laws, each party agrees that any Person dealing with the Company, Photronics Director, DNP Director, or any Officer may rely upon a certificate signed by any one Photronics Director and one DNP Director as to: (a) the identity of any Director or Officer; (b) the existence or non-existence of any fact or facts which constitute a condition precedent to acts by the Directors or Officers or in any other manner germane to the affairs of the Company; (c) the Persons who are authorized to execute and deliver any instrument or document for or on behalf of the Company; or (d) any act or failure to act by the Company or as to any other matter whatsoever involving the Company, Photronics Singapore, DNP, any Director or any Officer.

5.7	Supervisors

The Company shall have two (2) supervisors.  Each of Photronics Singapore and DNP shall be entitled to nominate one (1) representative to be elected as the supervisors.

5.8	Actions Requiring a Supermajority Vote of Shareholders

Notwithstanding the provisions of Section 5.6.4 or any other provisions of this Agreement, the Company may not, and no Shareholder or Director may cause the Company to, take any of the actions specified in Schedule F (or any other action specified in this Agreement as requiring a Supermajority Vote of Shareholders) without obtaining the Supermajority Vote of Shareholders.

5.9	Actions Requiring a Supermajority Vote of Directors

Notwithstanding the provisions of Section 5.6.4 or any other provisions of this Agreement, the Company may not, and no Shareholder or Director may cause the Company to, take any of the actions specified in Schedule G (or any other action specified in this Agreement as requiring a Supermajority Vote of Directors) without obtaining the Supermajority Vote of Directors.

5.10	Compensation of Directors and Supervisors

The Directors and supervisors shall not be entitled to any compensation in their capacities as Directors and supervisors unless otherwise agreed upon in writing by all of the Shareholders.

5.11	Other Activities

Subject to Applicable Law, Article 8 hereof and the provisions of the Transaction Documents, the Shareholders, their respective Affiliates and the Directors may [***].  Neither the Company nor any Shareholder, Affiliate of a Shareholder, or Director shall [***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.12	Accounting; Records and Reports

5.12.1         Accounting and Fiscal Year.  The books, records and accounts of the Company, including for all applicable tax purposes, will be maintained in accordance with such methods of accounting as shall be reasonably determined by the Board of Directors.  The fiscal year of the Company (“Fiscal Year”), including each of the fiscal quarters (the “Fiscal Quarters”) and each of the fiscal months (“Fiscal Months”) thereof, shall correspond to that of calendar year, calendar quarters and calendar months, respectively.

5.12.2        Books and Records.  The Board of Directors shall cause to be kept, at such location as the Board of Directors shall reasonably deem appropriate, full and proper ledgers, other books of account, and records of all receipts and disbursements and other financial activities of the Company in accordance with Photronics’ record retention policies for as long as Photronics Singapore and/or an Affiliate of Photronics Singapore hold more than fifty percent (50%) of Percentage Interest in the Company in the aggregate.  The Board of Directors shall also cause to be kept at such location copies of each of the following:

(a)          a current list of the full name and last known address of each Shareholder, and the capital account, number of Shares and Percentage Interest held by each Shareholder;

(b)          a current list of the full name and last known address of each Director;

(c)          the Articles of Incorporation of the Company, including any amendments to the Articles of Incorporation;

(d)          the Company’s federal, state and local income tax returns and reports, if any, for the seven (7) most recent Fiscal Years;

(e)          this Agreement and any amendments to this Agreement;

(f)          financial statements of the Company for the five (5) most recent Fiscal Years; and

(g)          minutes of all meetings of the Board of Directors and the Shareholders.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.12.3         Reports.  The Board of Directors shall also cause to be sent to each Shareholder of the Company, the following:

(a)          within forty-five (45) days after the Effective Date, the Company shall provide each Shareholder with an unaudited balance sheet of the Company as of the Effective Date;

(b)          within one hundred eighty (180) days following the end of each Fiscal Year, such information as may be reasonably required by the Shareholders for preparation of their respective federal, state and local income or franchise tax returns;

(c)          a copy of the Company’s federal, state and local income tax or information returns for each Fiscal Year, concurrent with the filing of such returns;

(d)          within seventy five (75) days after the end of each Fiscal Year, the Company shall provide each Shareholder with an audited balance sheet, income statement and statement of cash flows for and as of the last day of the Fiscal Year then ended, prepared in accordance with GAAP and audited in accordance with GAAS as well as such other financial information as any Shareholder may reasonably request to enable such Shareholder and its Affiliates to prepare their consolidated quarterly and annual financial statements;

(e)          within forty five (45) days after the end of each Fiscal Quarter or Fiscal Year, the Company shall provide each Shareholder with an unaudited balance sheet, income statement and statement of cash flows for and as of the last day of the year or quarter (as appropriate) then ended, prepared in accordance with GAAP, as well as such other financial information as any Shareholder may reasonably request to enable such Shareholder and its Affiliates to prepare their consolidated quarterly and annual financial statements; and

(f)          within a reasonable period of time, notice of any material litigation filed against the Company or any written claim by a Governmental Authority of any material violation of any state, federal or foreign law, statute, rule or regulation.

If Japanese generally accepted accounting principles have been amended, both parties agree that; (a) the time limit set forth in this Section 5.12.3 shall be amended accordingly, and to the extent DNP deems reasonably necessary, by the notice from DNP to the Company, and (b) both parties shall cause the Company to use all reasonable efforts to send all necessary financial information as DNP may reasonably request to enable DNP and its Affiliates to prepare their consolidated quarterly and annual financial statements.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.12.4         Access to Company Books and Records.

(a)          To the extent not in violation of Applicable Law, the terms of the Transaction Documents and the Company’s confidential obligations (statutory or contractual) to third parties, Shareholders (personally or through an authorized representative) may, for purposes reasonably related to their interests in the Company, during reasonable business hours (i) examine and copy (at their own cost and expense) the books and records of the Company, including the records listed in Section 5.12.2, and (ii) have access to the Company’s management, internal and external accountants and attorneys, plans, properties and other assets to conduct investigations regarding the Business and assets of the Company at such Shareholder’s sole expense, and the Company shall reasonably cooperate with such Shareholder in such investigations.  Any information obtained as a result of this Section 5.12.4 shall be used by a Shareholder solely for purposes reasonably related to such Shareholder’s participation in the Company and shall be subject to the confidentiality restrictions set forth in Section 12.17 of this Agreement.

(b)          Any Shareholder’s request for documents or request to inspect or copy documents or have access to the Company’s management, plans, properties and other assets under this Section 5.12.4 (i) may be made by that Shareholder or that Shareholder’s authorized representative and (ii) shall be made in writing to the General Manager and shall state the purpose of such demand.  If a Shareholder is not satisfied with the response of the General Manager, the Shareholder may make such request to the Board of Directors.

5.13	Indemnification and Liability of the Directors

5.13.1        Indemnification.  The Company shall indemnify and hold harmless each Director, the General Manager and all other Officers (individually, an “Indemnitee”) to the fullest extent permitted by Applicable Law from and against any and all losses, claims, demands, costs, damages, liabilities, whether joint or several, expenses of any nature (including reasonable attorneys’ fees and disbursements), judgments, fines, settlements and other amounts (each an “Indemnified Loss”) arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Indemnitee may be involved as a defendant, or threatened to be involved as a defendant (other than all claims, demands, actions, suits or proceedings brought by the Shareholder who nominated such Director, if applicable), relating to the performance or nonperformance of any act concerning the activities of the Company or by reason of the Indemnitee’s status as a Director, General Manager or Officer, as applicable, regardless of whether the Indemnitee retains such status at the time any such Indemnified Loss is paid or incurred, if (a) the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (b) the Indemnitee’s conduct did not constitute an act or omission which involved intentional misconduct or a knowing violation of the law or gross negligence.  The termination of an action, suit or proceeding by judgment, order, or settlement shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee acted in a manner contrary to that specified in clauses (a) or (b) above.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

25

5.13.2         Expenses.  Expenses incurred by an Indemnitee in defending any claim, demand, action, suit or proceeding subject to this Section 5.13 shall be advanced by the Company prior to the final disposition of such claim, demand, action, suit, or proceeding.

5.13.3         Company Expenses.  Any indemnification provided hereunder shall be satisfied solely out of the Company Assets, as an expense of the Company.  No Shareholder shall be subject to liability by reason of these indemnification provisions.

5.13.4         No Other Rights.  The provisions of this Section 5.13 are for the benefit of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Person; provided, however, that the indemnification rights provided in this Section 5.13 will inure to the benefit of the heirs, legal representatives, successors, assigns and administrators of the Indemnitee.

5.13.5         No Liability.  No Indemnitee shall be liable to the Company or to any Shareholder for any losses sustained or liabilities incurred as a result of any act or omission of any Indemnitee if (a) the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Company and, in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (b) the Indemnitee’s conduct did not constitute an act or omission which involved intentional misconduct or a knowing violation of the law or gross negligence.

5.13.6         No Fiduciary Duties.

(a)          In connection with the determination of any and all matters presented for action to the Shareholders, the Board of Directors or the Steering Committee, as applicable, the Shareholders acknowledge and agree that each Shareholder will be acting on its own behalf and each Representative serving on the Board of Directors or the Steering Committee will be acting on behalf of the Shareholder that appointed such Representative, to the fullest extent permitted by Applicable Law and subject to the fiduciary duties of the Representatives under the Company Act.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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(b)          Each Shareholder may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting, in its own interest (subject to the express terms of any contract entered into by such Shareholder) without regard to the interest of the other Shareholder, and, subject to Section 5.13.6(c), each Representative may act, and, to the fullest extent permitted by Applicable Law, will be protected for acting, at the direction or control of, or in a manner that such Representative believes is in the best interest of, the Shareholder that appointed the Representative without regard to the interest of the other Shareholder.

(c)          Each of the Shareholders hereby waives, and shall cause the Company to waive, on its own behalf and on behalf of each of its subsidiaries, to the fullest extent permitted by Applicable Law, any claim or cause of action against any Shareholder or Director or member of the Steering Committee appointed by a Shareholder based on the determination of any and all matters presented for action to the Shareholders, the Board of Directors or the Steering Committee, as applicable; provided, however, the foregoing will not limit any Shareholder’s obligation under, or liability for, breach of the express terms of this Agreement, other Transaction Documents or any other agreement that they have entered into with the Company or any of its subsidiaries or the other Shareholder.  Each of the Shareholders acknowledges that no Shareholder shall negotiate or enter into or request or otherwise cause the Company to negotiate or enter into any agreement or transaction that would result in such Shareholder or any of its Affiliates receiving any financial consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Authority or Person based upon the Company’s taking an action (including hiring any employees, undertaking any construction or purchasing any equipment) or entering into such agreement or transaction other than as a Shareholder of the Company pursuant to this Agreement, and any Shareholder who receives any such consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Authority or Person in respect of the Company’s activities, shall promptly convey such consideration or other tangible property incentive, payment or other form of financial consideration or other tangible property consideration from any Governmental Authority or Person to the Company as a supplemental Capital Contribution without consideration including any adjustment in the Shares or Economic Interest of, or balance of requested Additional Contribution owed by, such Shareholder.

(d)          The term “Representative” shall mean, with respect to a Shareholder, the Directors and members of the Steering Committee appointed by such Shareholder.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.14	Officer

5.14.1        General Manager and Vice General Manager.  The Company will have a general manager (the “General Manager”) to be nominated by Photronics Singapore with input from [***]; provided, however, that if the Percentage Interest of Photronics Singapore falls below [***], then the [***] will be nominated by [***] with input from [***] or otherwise by the Board of Directors.  If a Shareholder [***], such Shareholder shall have the right to nominate the General Manager again.  The Company shall have a vice general manager (the “Vice General Manager”) to be selected by DNP Asia Pacific with input from the [***] and Photronics Singapore; provided, however, that in the case where the General Manager is nominated by DNP Asia Pacific in accordance with the foregoing, then the Vice General Manager shall be selected by Photronics Singapore with input from the Board of Directors and DNP Asia Pacific.   In the event the [***] is unable to [***] for any reason [***], the [***] will [***] but will only do so until the next [***] at which time [***] will be appointed [***], as the case may be, in accordance with the foregoing in this Section 5.14.1.

5.14.2        Duties and Powers of the General Manager.  The General Manager shall, subject to the control of the Board of Directors, have general supervision, direction and control of the day-to-day affairs of the Company and shall report directly to the Board of Directors.  Unless limited by the Board of Directors or this Agreement, he or she shall have the general powers and duties of management usually vested in the office of chief executive officer of corporations and shall have such other powers and duties as may be prescribed by the Board of Directors.

5.14.3        Other Officers; Employment; Removal.  The Company may also have a chief financial officer, a secretary and such other officers as determined by the Board of Directors after input from the General Manager and the Vice General Manager, each of whom will be accountable to the General Manager (the General Manager, the Vice General Manager and any other officers elected in accordance with this Section 5.14.3, each, an “Officer” and collectively, the “Officers”).  Subject to Section 5.14.1, the General Manager, the Vice General Manager and any other Officer may be removed at any time upon an affirmative vote of the majority of the Board of Directors and the consent of the Shareholder who appoints/nominates such Officer in question.

5.14.4        Duties and Powers of Chief Financial Officer.  Any chief financial officer of the Company shall keep and maintain, or cause to be kept and maintained, books and records of accounts of the properties and business transactions of the Company, including accounts of its assets, liabilities, receipts, disbursements, gains, losses and capital.  He or she shall disburse the funds of the Company as may be ordered by the Board of Directors and shall render to the Board of Directors at their request an account of all his or her transactions as chief financial officer and of the financial condition of the Company.  Authorizations with respect to the Company’s depositories, disbursement of funds and related banking matters shall be as set forth in resolutions of the Board of Directors.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.14.5        Duties and Powers of Vice General Manager.  The Vice General Manager shall assist the General Manager and shall have such other powers and duties as may be prescribed by the Board of Directors from time to time after consultation with the General Manager and DNP Asia Pacific or Photronics Singapore, who is entitled to appoint the Vice General Manager at that time.

5.14.6        Duties and Powers of Secretary.

(a)          Any secretary of the Company shall attend all meetings of the Board of Directors and all meetings of the Shareholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for any standing committees when requested by such committee.

(b)          Any secretary of the Company shall keep, or cause to be kept, at the principal executive office or at the office of the Company’s transfer agent or registrar, as determined by resolution of the Board of Directors, a register, or a duplicate register, showing the names of all Shareholders and their addresses, Percentage Interests, the number and date of certificates issued for the same (if any), and the number and date of cancellation of every certificate surrendered for cancellation (if any).

5.14.7        General Provisions Regarding Officers.

(a)          The Board of Directors may, from time to time, designate Officers of the Company and delegate to such Officers such authority and duties as the Board of Directors may deem advisable and may assign titles (including, without limitation, president, vice-president and/or treasurer) to any such Officer.  Unless the Board of Directors otherwise determines, if the title assigned to an Officer of the Company is one commonly used for Officers of a business corporation, then, subject to the terms of this Agreement, the assignment of such title shall constitute the delegation to such Officer of the authority and duties that are customarily associated with such office.  Any number of titles may be held by the same Officer.

(b)         Any Officer to whom a delegation is made pursuant to the foregoing shall serve in the capacity delegated unless and until such delegation is revoked by the Board of Directors for any reason or no reason whatsoever, with or without cause, or such Officer resigns.

5.15	Steering Committee

5.15.1         Scope of the Steering Committee.  Immediately after the Effective Date, the Shareholders will establish a steering committee (the “Steering Committee”) to review and discuss the following matters in relation to the Company: development of [***]. One of the key responsibilities of the Steering Committee will be to [***] Schedule K.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

29

5.15.2        Composition of the Steering Committee.  The Steering Committee shall consist of four (4) members, two (2) members appointed by Photronics Singapore and two (2) members appointed by DNP Asia Pacific, and such four  (4) members may include the General Manager of the Company at the discretion of the appointed Shareholder.  The term of a chairman who is appointed from and among the members of the Steering Committee (the “Steering Committee Chairman”) shall be one year from its election. The Steering Committee Chairman will be initially appointed by Photronics Singapore, and thereafter the position of the Steering Committee Chairman will rotate annually between the members appointed by Photronics Singapore and those appointed by DNP Asia Pacific.

5.15.3.       Procedures of the Steering Committee.  The items listed in Section 5.15.1 above shall be reviewed and determined between the parties in accordance with the following procedure:

(i) The Steering Committee shall convene regular meetings on a monthly basis for the first [***] after the Effective Date; thereafter the Steering Committee will determine how often it will meet. The Steering Committee shall discuss the matters listed in Section 5.15.1 above.  The Steering Committee will prepare a meeting agenda for each meeting and will keep minutes of its meetings. Agenda items will include[***].  The Steering Committee will vote on specific matters within the charter of the committee and render decisions on specific proposals brought forth within the scope of the committee. The Steering Committee will use all reasonable efforts to amicably resolve all matters brought before the Steering Committee with a goal of resolving all matters prior to raising such matters with the Board of Directors.

(ii) In the event a proposal is brought to the Steering Committee and the Steering Committee cannot reach a unanimous decision in a timely matter, then, either [***] may declare the disagreement to the other Shareholder. If the disagreement continues to be unresolved within [***] from the date of declaration, either Shareholder may refer the unresolved proposal to the [***]. The meeting between these executive members shall be convened within *** after submission of either Shareholder’s request made after the lapse of the *** period mentioned in the previous sentence, and they will meet together with the goal of trying to resolve obstacles causing the disagreement and decide the proposal.

(iii) In the event the proposal cannot be resolved at the meeting between the [***], then either Photonics Singapore or DNP may refer the unresolved proposal to the [***] for consideration and final voting.  The meeting of Board of Directors of the Company shall be convened within [***] after submission of either Shareholder’s request.

(iv) If the vote by the Board of Directors cannot be accepted by ***, *** will have the right, subject to Section 5.15.4 below, to exercise [***] whereby *** will have the obligation to purchase all of *** in the Company pursuant to the terms and conditions set forth in Section 5.15.4 (such put option being referred to as the “[***]”) and *** this Agreement and the Transaction Documents to which [***] is a party without any liability; provided however that the [***] will continue to be in full force and effect notwithstanding the fact that the Company ceases to be a joint venture between Photronics Singapore and DNP Asia Pacific.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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5.15.4        [***].  *** may exercise the *** by giving a written notice to [***] at any time after the expiration of the [***]. Photronics agrees to use all reasonable efforts to apply for all applicable regulatory approvals or clearance within *** days after receipt of the ***. The closing of the sale and purchase *** as a result of the *** shall take place as soon as commercially practicable (taking into account the necessary funds raising arrangement by Photronics Singapore) without any undue delay and shall be within *** after all prior regulatory approvals or clearance have been obtained.  The *** shall be equal to the product of the difference of [***]multiplied by the number [ ***] shall be paid by Photronics pursuant to the terms and conditions agreed to upon the exercise of *** but the *** shall be fully paid [***]

At the ***, *** shall transfer all of its Interests in the Company to Photronics, free and clear of any liens or encumbrances, and Photronics shall pay the amount of all or part of the *** that Photronics will be required to pay upon the [***].  At the [***] shall deliver to Photronics such instrument or instruments of conveyance as Photronics Singapore reasonably requests.

[***]

5.16	Business Development Team [***]

5.17	Maintenance of Insurance

The Company shall at all times be covered by insurance of the types and in the amounts set forth on Schedule E.  Such insurance coverage may be provided through the coverage under one or more insurance policies maintained by the Company, Photronics or Photronics Singapore.  A certificate of insurance will be provided by the Company to the Shareholders annually evidencing coverage.

5.18	Related Party Agreements

Photronics Singapore and DNP agree that (i) any contract, agreement, amendment, arrangement or understanding entered into after the date hereof between any Company Entity on the one hand, and either Shareholder (or any of their respective Affiliates) on the other hand (the “Related Party Agreement”), shall be on an arm’s-length basis; and (ii) Directors nominated by a Shareholder who or whose Affiliate is a party to a Related Party Agreement shall be deemed having a personal interest in such Related Party Agreement and shall refrain from voting on such Related Party Agreement at the relevant board meeting in accordance with the Acts.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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ARTICLE 6.
OPERATIONS

6.1	Headquarters

The Company’s headquarters shall be in Xiamen, the People’s Republic of China.

6.2	Operations Plan; Annual Budget

The initial business plan of the Company is attached hereto as Schedule H that covers the [***] of the Company from execution of the Transaction Documents until commencement of full operation of the Company’s facilities. The initial business plan will not be substantially modified without the prior written consent of both Shareholders.  After commencement of [***] of the Company’s facilities, from time to time, but in no event less frequently than annually, the Board of Directors may amend or update the business plan of the Company (collectively with the initial business plan, referred to as the “Business Plan”).  The Board of Directors will also be responsible for approving an annual budget (the “Annual Budget”) on at least an annual basis at the beginning of each fiscal year.

6.3	Reserved [RESERVED]

6.4	Company Employees; Seconded Employees

The Company shall employ its own personnel and shall be their exclusive employer. In addition, certain other persons who are employed by a Shareholder or its Affiliates may be assigned by such Shareholder, to work for the Company (“Seconded Employees”).  After the Effective Date, the Company will [***].  During the term of this Agreement from the Effective Date, [***] shall have [***] will be the Vice General Manager selected [***] in accordance with Section 5.14.1 [***].  [***] will pay all remuneration expenses related to such employees.  [***]  All Seconded Employees will be subject to stringent confidentiality obligations including executing a confidentiality agreement with the Company.  All Seconded Employees will report directly to the General Manager and the Vice General Manager.

6.5	Service Provider Documents

6.5.1          The Company shall have policies applicable to, and ensure that all of its officers, employees and third-party independent contractors, third-party consultants, and other third-party service providers enter into appropriate agreements with respect to, (1) protection of confidential information of the Company, (2) compliance with Applicable Law, and (3) other matters related to the delivery of services to, or employment of such Person by, the Company or its Affiliates.  The Company shall have policies applicable to, and ensure that all of its officers and employees enter into appropriate agreements with respect to intellectual property assignment, including invention disclosures, pursuant to which ownership to any intellectual property created in the course of employment with the Company or any of its Affiliates shall be assigned to the Company.  The Company shall have policies applicable to, and ensure that all of its third-party independent contractors, third-party consultants, and other third-party service providers that create intellectual property in the course of performing services for the Company, enter into appropriate agreements with the Company with respect to the Company’s ownership of or the Company's right to use such intellectual property.  The forms referred to in this Section 6.5.1 are collectively referred to as the “Service Provider Documents.”

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

32

6.5.2          Notwithstanding any preceding provisions in this Section 6.5 or elsewhere, no Seconded Employee shall be required to sign any Service Provider Documents, except with respect to acknowledgement of an agreement regarding policies of the Company addressing conduct while performing services at the premises of the Company, such as workplace safety, but excluding matters relating to protection of confidential information of the Company and intellectual property assignment, which issues have been addressed in special Service Provider Documents.  The Company shall be responsible for providing such Service Provider Documents, prepared by the Company for each Seconded Employees to the appropriate Seconded Employees, following up to make sure they are signed and for properly storing such forms; and each Shareholder shall cooperate with the Company to require their Seconded Employees to sign such special Service Provider Document when requested to do so by the Company.

6.6	Compensation and Benefits

The Company shall have compensation and benefits programs (including incentive compensation programs) for the employees of the Company (excluding, for this purpose, [***]) at its locations [***], as determined by the Board of Directors or the General Manager, as applicable, and, to the extent required by Applicable Law or this Agreement, approved by the Board of Directors.

ARTICLE 7.
DISPOSITION AND TRANSFERS OF INTERESTS

7.1	Holding of Shares

For so long as Photronics Singapore or DNP, directly or indirectly, owns Shares in the Company, Photronics Singapore or DNP, as applicable, must own and hold such Shares either (a) by itself or (b) through one or more wholly owned (including indirect wholly owned) subsidiaries.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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7.2	Transfer Moratorium

7.2.1          Other than as specifically provided in this Agreement , no Shareholder may [***] of its Shares to any other [***] directly or indirectly, [***] its [***], respectively, in each case other than [***] (ii) in a [***] in connection with a [***], in compliance with the terms of Section 7.4 of this Agreement.  The parties agree that the [***] shall be [***].  In the event of any [***] as permitted under this Section 7.2, the parties thereto shall agree to [***].

7.2.2          Transfer Notice.  If any Shareholder proposes to Transfer any of its Shares, whether directly or indirectly (the “Selling Shareholder”), such Selling Shareholder shall promptly provide written notice (the “Transfer Notice”) to the other Shareholder (the “Non-Selling Shareholder”) describing in reasonable detail the proposed [***], including, without limitation, [***].  The Transfer Notice may be updated from time to time by the [***] by a further written notice to [***] shall also receive any updates to the [***] and shall have the right to obtain [***] it reasonably requests from time to time in connection with the proposed Transfer.

7.2.3          Right of First Refusal.  The Non-Selling Shareholder shall have a right to [***], by giving a written response notice to [***].

7.2.4          Co-Sale Right.  In the event that the Non-Selling Shareholder does not [***] shall have the right to [***].

7.2.5          The sale of all Response Shares and, if applicable, remaining Shares subject to the Transfer Notice, and full payment therefor, shall be completed within *** days after the anticipated closing date specified in the Transfer Notice (or as updated pursuant to Section 7.2.2 above).  In the event that such purchase and sale is not completed within such *** day period, the Selling Shareholder shall not thereafter sell any Shares without first offering such Shares to the Non-Selling Shareholder in accordance with this Section 7.2.

7.2.6          In the event that the Non-Selling Shareholder does not exercise any right under Section 7.2.3 or 7.2.4 above, the Selling Shareholder may Transfer any of its Shares subject to the Transfer Notice at the same price and upon the terms and conditions specified in the Transfer Notice, provided that the proposed Transfer shall be completed within thirty (30) days after the anticipated closing date specified in the Transfer Notice (or as updated pursuant to Section 7.2.2 above).

7.2.7          The restrictions set forth in this Section 7.2 shall not apply to any Transfers by a Selling Shareholder to one or more of its wholly owned (including indirectly wholly owned) subsidiaries as permitted under Section 7.1.

7.2.8          Notwithstanding anything to the contrary set forth herein, no Transfer shall take place between a Shareholder and *** as identified on Schedule L.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

34

7.3	Purchase and Sale of Remaining Interest

7.3.1          If the Percentage Interest of a Shareholder (the “Minority Shareholder”) is [***], and remains at or below [***] for more than [***], the other Shareholder or a wholly owned subsidiary thereof (such other Shareholder or Affiliate thereof, the “Majority Shareholder”) shall have the [***] at a [***], subject to the terms and conditions set forth below.  The Majority Shareholder may [***] by delivering a written notice of its intent to exercise to the Minority Shareholder.  In addition, the Minority Shareholder shall have the option to [***] subject to the terms and conditions set forth below.  The Minority Shareholder may exercise [***] by delivering a written notice of its intent to exercise to the Majority Shareholder. The notice delivered by the Majority Shareholder or the notice delivered by the Minority Shareholder pursuant to this Section 7.3.1 is hereinafter referred to as the “Minority Option Notice.”

7.3.2          The closing of the purchase and sale of the Minority Shareholder’s remaining Interest (the “Minority Closing”) shall take place [***] all prior [***] have been obtained.  Such Minority Closing shall take place at the principal office of the Company or at such other location as the Majority Shareholder and the Minority Shareholder may mutually determine.  At the Minority Closing, [***] after receipt of such notice of put option from the Minority Shareholder.

7.3.3          [***].

7.3.4          [***].

7.4	Change in Control

7.4.1          The parties will provide at least *** days but no more than *** days’ notice (the “Change in Control Notice”) [***].

7.4.2          If Change in Control occurs to [***].

7.4.3          [***].

7.4.4          The Change in Control Party will continue to be bound by the [***] obligations set forth in Section 8.1 for a period of [***] following the date of the Change in Control Notice (in which case, the one-year period surviving after the termination set forth in Section 8.1 does not apply).  In the event the Change in Control Closing (i.e., receipt of all necessary regulatory approvals and completion of the transfer of the Change in Control Party’s Interest to the Change in Control Purchaser but not including full payment of the Change in Control Closing Price) takes longer than *** days from the date of the Change in Control Notice, DNP and Photronics will agree on a delay of the commencement date of the [***] obligations set forth in this Section, but in no event shall such commencement date be delayed for more than *** days from the date of the Change in Control Notice.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

35

7.5	Purchase and Sale Agreement

In the event of any purchase and sale of Shares under Section 7.3 or 7.4, the parties thereto shall enter into a commercially reasonable agreement to implement such purchase and sale.    The parties thereto shall also make the necessary amendments to this Agreement.

ARTICLE 8.
NON COMPETE

8.1	Non-Competition

8.1.1          [***].

8.1.2          During the term of this Agreement and [***]  of this Agreement, the parties shall not and shall ensure that its or their  Affiliates do not (either personally or through an agent or otherwise) (i) [***].

8.2	Business Scope of the Company

8.2.1.         A purchase order placed by a company with [***].

8.2.2          A purchase order placed by a company [***] will be classified into the following two primary categories and interpreted as follows:

(i)      In the [***]; and

(ii)     [***].

8.3	Contact with Customers

8.3.1          The Company will be [***]

8.3.2          No [***]

Notwithstanding the foregoing,[***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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ARTICLE 9.
TERM AND TERMINATION OF THIS AGREEMENT

9.1	Term of this Agreement

9.1.1          This Agreement shall enter into force as of the Effective Date, and remain in force throughout the duration of the Company if not terminated earlier as provided for in Section 9.1.2 or 9.2.

9.1.2          In the event that one of the Shareholders (or its Affiliates) ceases to be a shareholder of the Company for any reason, this Agreement is automatically terminated, except that the [***] obligations of the Shareholders after such Shareholder cease to hold Shares in the Company, as mentioned under Section 1.6.2, Section 5.15.4, Section 7.3.4 and Section 7.4.4, and the [***] mentioned under Section 8.1 shall survive the termination of this Agreement..

9.2	Termination and Cross-termination

9.2.1          Notwithstanding Section 9.1, this Agreement may be terminated by either party at any time, upon notice given to the other party:

(a)          in the event of a material [***] of this Agreement by such other party, which such other party [***];

(b)          in the event of [***];

(c)          in the event of the [***]; or

(d)          in the event of such other party [***].

In the case of termination pursuant to this Section 9.2.1(a)  the ***surviving after the termination set forth in Section 8.1 does not apply to the Terminating Party (defined in Section 9.3), and the Terminating Party will be immediately released from the *** set forth therein upon the termination hereunder.

9.2.2          In addition to Section 9.2.1, this Agreement may be terminated by [***]within *** years from the Effective Date, in which case, *** may exercise the same option as that given to the Requesting Shareholder set forth in Section 10.4; provided that, prior to *** exercising such option, both parties will discuss dissolution and liquidation of the Company in accordance with Section 10.4. In the case of termination pursuant to this Section 9.2.2, the *** surviving after the termination set forth in Section 8.1 does not apply, and the parties will be immediately [***] obligations set forth therein upon the termination hereunder.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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9.2.3          The parties agree that:

(a)          the termination of this Agreement shall not (unless otherwise specified in the Transaction Documents concerned) produce the automatic cross-termination of any of the Transaction Documents, unless a Transaction Document is terminated in accordance with Section 9.2.3 (c);

(b)          the termination of any of the Transaction Documents shall not produce the automatic cross-termination of this Agreement;

(c)          the party who terminates this Agreement in accordance with Section 9.2.1 or 9.2.2 above shall have the right to terminate any or all of the Transaction Documents, to which it is a party without any liability; provided, however, that, in the event that this Agreement is terminated by DNP in accordance with Section 9.2.2, DNP is not entitled to [***] or other agreement that requires DNP to supply, or grant a license to use, technology to the Company that is in effect at the time of termination will continue after such termination as long as any counterparty to the applicable agreement (the Company or PDMC) is not in breach of any of the terms and conditions thereof;

(d)          the termination of this Agreement shall not affect the respective rights and obligations of the parties having accrued prior thereto, under this Agreement; and

(e)          the termination rights, remedies and provisions arising from Applicable Laws shall, to the extent not waived or excluded hereby, cumulate with those specified under this Section 9.2.3.

9.3	Right of Terminating Party

The parties agree that the party who terminates this Agreement in accordance with Section 9.2.1 (the “Terminating Party”) shall have the right:

(a)          to claim against the other party [***]; and

(b)          by giving the notice to the other party [***].

9.4	Exceptional Exit

9.4.1          Photronics and DNP may terminate this Agreement by giving a [***] prior written notice to the other party if any of the following events occurs after the expiration of the [***]  (the “Exit Notice”, and such party giving the Exit Notice being referred to as the “Exiting Party”):

(a)          In the event that the occurrence of Force Majeure (including the issue(s) between [***] prevents the Exiting Party from fulfilling its obligations hereunder, and the situation [***]; or

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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(b)        In the event that the Exiting Party decides to [***].

9.4.2           The Exiting Party may propose a dissolution of the Company to the other party (the “Non-Exiting Party”), and:

(a)           If the Non-Exiting Party agrees to the proposal of dissolution, the Company will be liquidated pursuant to Section 10.5; or

(b)           If the Non-Exiting Party does not accept the proposal of dissolution, the Exiting Party shall have a [***] the Shares of the Company held by it to the Non-Exiting Party, and the Non-Exiting Party shall [***] such Shares from the Exiting Party. The price of the Shares to be sold by the Exiting Party hereunder (the “Exceptional Exit Price”) shall be [***] to the product of the difference of [***].

ARTICLE 10.
DISSOLUTION, LIQUIDATION, AND TERMINATION OF THE COMPANY

10.1	Limitations

The Company may be dissolved, liquidated, and terminated only pursuant to the provisions of this Article 10, and the parties hereto do hereby irrevocably waive, to the extent permitted by Applicable Law, any and all other rights they may have to cause a dissolution, liquidation or termination of the Company or a sale or partition of any or all of the Company Assets in connection with such dissolution or liquidation.

10.2	Exclusive Causes

Notwithstanding the Acts, the following and only the following events shall cause the Company to be dissolved, liquidated, and terminated (each a "Liquidating Event"), unless otherwise set forth in this Agreement:

(a)          [***];

(b)          [***];

(c)          [***];

(d)          the occurrence of any other event that, [***];

(e)          the election by either Shareholder to [***] of the Company [***]; or

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

39

(f)          the election by a Shareholder to [***] pursuant to Section 7.4.

To the fullest extent permitted by law, [***] other than as provided in this Section 10.2 shall be a dissolution in contravention of this Agreement.

10.3	Effect of Dissolution

The dissolution of the Company shall be effective on the day on which the event occurs giving rise to the dissolution (or, if a corporate action of the Company is required by the Acts, on the day such corporate action is duly taken), but the Company shall not terminate until it has been wound up and its assets have been distributed as provided in Section 10.5.1 or 11.1 of this Agreement.  Notwithstanding the dissolution of the Company, prior to the termination of the Company, the business of the Company and the affairs of the Shareholders, as such, shall continue to be governed by this Agreement.

10.4	Loss of the Company

10.4.1        In the event that the accumulated losses of the Company exceed [***], measured for a period of [***] during the term of this Agreement (the “Measuring Period”), Photronics and DNP shall discuss in good faith and develop a plan (the “Recovery Plan”) by which certain measure(s) shall be carried out so as to recover such losses within a [***] (the “Recovery Plan Period”), and thereafter:

(a)             If Photronics and DNP agree on the Recovery Plan [***] days from the end of the Measuring Period (the “Recovery Discussion Period”), the parties shall cooperate to carry out such measure(s) as determined in the Recovery Plan, or

(b)             If the Photronics and DNP do not agree on the Recovery Plan within the Recovery Discussion Period, a Shareholder whose Percentage Interests are more than [***] (the “Planning Party”) may carry out such measure(s) as determined in the Recovery Plan developed by the Planning Party.

10.4.2        In the event that the accumulated losses of the Company are still exceeding [***] of the amount of the [***] at the time of the expiration of the Recovery Plan Period from commencement of carrying out the Recovery Plan which is either agreed by the parties or developed by the Planning Party, Photronics and DNP shall repeat the procedure set forth in Section 10.4.1.

10.4.3        After the expiration of [***] may request, by giving a not less than [***] written notice (the “Dissolution Notice”), the other party to agree to dissolve and liquidate the Company via a shareholder meeting conducted [***] days after receipt of such written notice, unless the Recovery Plan agreed by the parties is being carried out at the time of such request. Notwithstanding the above, the Requesting Shareholder is not entitled to give the Dissolution Notice during the period while the Recovery Plan agreed to between Photronics and DNP is being carried out. [***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

40

10.5	Liquidation

10.5.1        Upon dissolution of the Company, the Liquidation Committee composed of the Shareholders shall be set up.  The Liquidation Committee shall liquidate the Company Assets, and shall apply and distribute the proceeds thereof as follows unless otherwise provided by the Applicable Law:

(a)          first, to (i) the payment of the obligations of the Company to [***] and other payments to Persons other than Shareholders or their Affiliates [***] whether the whereabouts of the creditor is known or unknown, which the Board of Directors may consider necessary;

(b)          thereafter, amounts due to either [***].

10.5.2        Notwithstanding Section 10.5.1 of this Agreement, in the event that the Board of Directors determines that an [***], the Board of Directors, in order to avoid such [***] except those necessary to satisfy the [***], or, subject to Section 11.4, [***] (in accordance with the Applicable Law).

10.6	Dissolution

Where the Requesting Shareholder is entitled to give the [***] according to Section 10.4 but it does not give the Dissolution Notice within the Dissolution Notice Period, and the [***] thereafter desires to [***] the Company and notifies the [***] of the same within [***] from [***], the Requesting Shareholder shall agree to the [***] proposal to [***] the Company in accordance with Section 10.5 and shall take all relevant actions to achieve such purpose.

ARTICLE 11.
DISTRIBUTIONS

11.1	Use of Cash

Subject to applicable legal and contractual restrictions and to Section 11.2 and Article 10, Company cash will be treated as follows (in the following order of priority):

(a)          First, cash will be [***]; and

(b)          Second, subject to the approval of the Board of Directors any excess cash [***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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11.2	Distributions Upon Liquidation

Distributions made in conjunction with the final liquidation of the Company shall be applied or distributed as provided in Article 10 hereof.

11.3	Withholding

The Company may withhold amounts in respect of allocations or distributions if it is required to do so by any Applicable Law, and each Shareholder hereby authorizes the Company to withhold from or pay on behalf of or with respect to such Shareholder such amount of federal, state, local or foreign taxes that the chief finance officer of the Company determines the Company is required to withhold or pay with respect to any amount distributable or allocable to such Shareholder pursuant to this Agreement, provided that the Company shall provide a Shareholder with ten (10) Business Days advance written notice of the amount of any withholding to be made in respect of allocations or distributions to such Shareholder (or any Affiliate of such Shareholder) which notice shall demonstrate the calculation thereof.  Any amounts withheld pursuant to this Section 11.3 shall be treated as having been distributed to such Shareholder.  Each Shareholder will from time to time provide such other forms or documents as may reasonably be required in order to establish the status of such Shareholder for purposes of the tax laws of any applicable jurisdiction.  Each Shareholder agrees to indemnify and hold harmless the Company from any liability imposed on the Company for any action taken by the Company in reliance upon such representation of tax withholding status.  A Shareholder’s obligations hereunder shall survive the dissolution, liquidation or winding up of the Company.  If a Governmental Authority asserts in writing to any Person that the Company failed to withhold Tax at the time and/or in the amounts required by Applicable Laws in respect of a Shareholder and/or its Affiliates, then such Shareholder and/or its Affiliates, as applicable, shall promptly upon receipt of a copy of such writing accompanied by a written notice from the Company specifying that a payment is required pursuant to this Section 11.3 pay to such Governmental Authority an amount in full satisfaction of the amount of Taxes so asserted by such Governmental Authority.  If such Shareholder and its Affiliates do not promptly pay such amount to such Governmental Authority, then, unless such Shareholder provides satisfactory written evidence of settlement in full of the matter asserted by the Governmental Authority, the Company shall withhold such amount from the next distribution(s) to such Shareholder, shall promptly pay such withheld amounts over to such Governmental Authority in payment of such asserted liability for Taxes and shall treat the amounts so withheld and paid over as actually distributed to such Shareholder.

11.4	Distributions in Kind

Subject to Section 11.1, no right is given to any Shareholder to demand or receive any distribution of property other than cash as provided in this Agreement.  Upon a vote of the Board of Directors and [***], the Board of Directors may determine (subject to the approval of the [***]) to [***], and such Company Assets shall be distributed in such fashion as to ensure that [***] (as determined by the Board of Directors and approved by [***]) is distributed, and any items of gain or loss resulting from such distribution are allocated, in accordance with this Article 11 and Applicable Laws .

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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11.5	Limitations on Distributions

Notwithstanding any provision to the contrary contained in this Agreement, neither the Company nor the Board of Directors, on behalf of the Company, shall be required to or shall knowingly make a distribution to any Shareholder or the holder of any Economic Interest on account of its Shares in the Company (as applicable) in violation of the Acts or other Applicable Law.

ARTICLE 12.
MISCELLANEOUS

12.1	Amendments

Any provision of this Agreement may be amended if, and only if, such amendment is in writing and is duly executed by each Shareholder, provided however this Agreement will be amended to allow Photronics Singapore to implement an Accounting Amendment in accordance with Section 1.6,.  Upon the making of any amendment to this Agreement in accordance with the previous sentence, the Board of Directors shall prepare and file such documents and certificates as may be required under the Acts and under any other Applicable Law.

12.2	No Waiver

Any provision of this Agreement may be waived if, and only if, such waiver is in writing and is duly executed by the party against whom the waiver is to be enforced.  No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial waiver or exercise thereof preclude the enforcement of any other right, power or privilege nor deemed to extend to any prior or subsequent default, breach or occurrence or affect, in any way, any rights arising by such prior or subsequent default, breach or occurrence.

12.3	Entire Agreement

This Agreement, together with the Schedules and other documents referred to herein and therein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersede any and all prior oral and written, and all contemporaneous oral, agreements or understandings pertaining thereto including the Memorandum of Understanding dated November 19, 2016, between Photronics and DNP.  There are no agreements, understandings, restrictions, warranties or representations relating to such subject matter among the parties other than those set forth herein and in the Schedules and other documents referred to herein and therein.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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12.4	Further Assurances

Each of the parties hereto does hereby covenant and agree on behalf of itself, its successors and its assigns, without further consideration, to prepare, execute, acknowledge, file, record, publish, and deliver such other instruments, documents and statements, and to take such other action as may be required by law or reasonably necessary or advisable to effectively carry out the purposes of this Agreement.

12.5	Notices

Unless otherwise provided herein, all notices, requests, instructions or consents required or permitted under this Agreement shall be in writing and will be deemed given:  (a) when delivered personally; (b) when sent by confirmed facsimile and followed up by delivery by overnight carrier under Clause (d) below; (c) ten (10) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) three (3) Business Days after deposit with an internationally recognized commercial overnight carrier specifying next‑day delivery, with written verification of receipt.  All communications will be sent to the addresses, email account or facsimile number listed on Schedule C (or to such other address, email account or facsimile number as may be designated by a party giving written notice to the other parties pursuant to this Section 12.5).

12.6	Governing Law

All questions concerning the construction, interpretation and validity of this Agreement and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement will be governed by and construed in accordance with the laws of the People’s Republic of China (without reference to any choice or conflicts of laws rules or principles that would require the application of the laws of any other jurisdiction).

12.7	Construction; Interpretation

12.7.1        Certain Terms.  The words “hereof,” “herein,” “hereto,” “hereunder” and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” or “includes” is not limited and means “including, or includes, without limitation.”

12.7.2         Section References; Titles and Subtitles.  Unless otherwise noted, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.  The titles, captions and headings of this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

12.7.3         Reference to Persons, Agreements, Statutes.  Unless otherwise expressly provided herein, (i) references to a Person include its successors and permitted assigns, (ii) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, restatements and other modifications thereto or supplements thereof and (iii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such statute or regulation.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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12.7.4        Presumptions.  No party, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party.

12.7.5        A Party and the Other Party.  If any provision of this Agreement (including any of Sections 9.2, 9.3, 12.9, 12.15, 12.17) mentions a party, on one hand, and the other party as a counterparty to such a party, on the other hand, Photronics and Photronics Singapore are regarded as one and the same party, and DNP and DNP Asia Pacific are regarded as one and the same party, unless the context of such provision otherwise requires.

12.8	Rights and Remedies Cumulative

The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies.  Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

12.9	No Assignment; Binding Effect

Except as otherwise expressly provided herein, no party may assign, delegate or otherwise transfer any of its rights or obligations hereunder to any third party, whether by assignment, transfer, Change in Control or other means, without the prior written consent of each other party.  Any attempted assignment in violation of the foregoing shall be null and void.  Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the Shareholders, their heirs, executors, administrators, successors and all other Persons hereafter holding, having or receiving an interest in the Company.

12.10	Severability

If any provision in this Agreement will be found or be held to be invalid or unenforceable, then the meaning of said provision will be construed, to the extent feasible, so as to render the provision enforceable, and if no feasible interpretation would save such provision, it will be severed from the remainder of this Agreement which will remain in full force and effect unless the severed provision is essential and material to the rights or benefits received by any party.  In such event, the parties will use their respective best efforts to negotiate, in good faith, a substitute, valid and enforceable provision or agreement which most nearly reflects the parties’ intent in entering into this Agreement.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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12.11	Counterparts

This Agreement may be executed in counterparts, each of which so executed will be deemed to be an original and such counterparts together will constitute one and the same agreement.  Execution and delivery of this Agreement by exchange of facsimile copies or PDF file bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party.

12.12	Dispute Resolution; Arbitration

The parties hereby agree that any and all claims, disputes or controversies of whatever nature (the “Dispute”), arising out of, in connection with, or in relation to the interpretation, performance, enforcement, breach, termination or validity of this Agreement, shall be first raised in writing to the [***] of each of the parties for [***] at resolution in good faith among such [***].  If within [***] (or such shorter time if emergency or exigent circumstances exist) of first raising the issue to the [***], the parties are [***], then the parties hereby agree that such Dispute shall be submitted to [***]. The arbitral award is final and binding upon the Parties.  Each party shall bear its own expenses incurred in connection with arbitration and the fees and expenses of the arbitrator shall be shared equally by the parties involved in the dispute and advanced by them from time to time as required.  Any discovery in connection with such arbitration hereunder shall be limited to information directly relevant to the controversy or claim in arbitration.  The arbitrator will state the factual and legal basis for the award.  To the extent not amended or overturned by appeal to a court of competent jurisdiction pursuant to the Arbitration Law of the People’s Republic of China, the decision of the arbitrator in any such proceeding will be final and binding and not subject to judicial review and final judgment may be entered upon such an award in any court of competent jurisdiction, but entry of such judgment will not be required to make such award effective.  The parties agree that the arbitration proceedings and decisions shall be kept confidential and that any information or documents, including any pleadings or submissions exchanged or produced in such arbitration (including, but not limited to briefs, or other documents submitted or exchanged, any testimony or other oral submissions, and any awards) shall not be disclosed beyond the arbitrator, the CIETAC, the parties, their counsel and any Person necessary to conduct the arbitration.  The parties hereby irrevocably waive, to the fullest extent permitted by Applicable Law, any objection which they may now or hereafter have to the laying of venue of any action brought for enforcement of such arbitration clause or any award resulting from arbitration pursuant to this Section 12.12 or any defense of inconvenient forum for the maintenance of any such action.  Each of the parties hereto agrees that an arbitration award in any such action may be enforced in other jurisdictions by suit on the arbitration award or in any other manner provided by Applicable Law.  The parties agree that the arbitration proceeding described in this Section 12.12 is the sole and exclusive manner in which the parties may resolve disputes arising out of or in connection with this Agreement; provided that the parties expressly agree that nothing in this Agreement shall prevent the parties from applying to a court having jurisdiction over any of the parties to this Agreement for the limited purpose of obtaining temporary and provisional or injunctive relief necessary solely to preserve the status quo or otherwise to prevent irreparable harm to a party pending the outcome of arbitration.  The parties agree that all arbitration proceeding described in this Section 12.12 shall be conducted in [***] with [***] speaking lawyer(s) and arbitrator(s), and that the number [***].

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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12.13	Third-Party Beneficiaries

None of the provisions of this Agreement shall be for the benefit of or be enforceable by any creditor of the Company or by any third-party creditor of any Shareholder.  This Agreement is not intended to confer any rights or remedies hereunder upon, and shall not be enforceable by, any Person other than the parties hereto, their respective successors and permitted assigns and, solely with respect to the provision of Section 5.13, each Indemnitee and each other indemnified Person addressed therein.

12.14	Specific Performance

The parties agree that irreparable damage will result if this Agreement is not performed in accordance with its terms, and the parties agree that any damages available at law for a breach of this Agreement would not be an adequate remedy. Therefore, the provisions hereof and the obligations of the parties hereunder shall be enforceable in a court or other tribunal with jurisdiction, by a decree of specific performance, and appropriate injunctive relief may be applied for an granted in connection therewith.  Such remedies and all other remedies provided for in this Agreement shall, however, be cumulative and not exclusive and shall be in addition to any other remedies that a party may have under this Agreement in accordance with Applicable Laws.

12.15	Consequential Damages

No party shall be liable to any other party under any legal theory for indirect, special, incidental, consequential or punitive damages, or any damages for loss of profits, revenue or business or damage to reputation or goodwill, even if such party has been advised of the possibility of such damages (it being understood that consequential damages arising from the breach of the confidentiality restrictions set forth in Section 12.17 shall not be considered to fall within any such category of damages).

12.16	Fees and Expenses

Except as otherwise expressly provided in this Agreement and to the extent that the Company pay fees and expenses of the Shareholders, each party hereto shall bear its own fees and expenses incurred in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby and thereby, including the legal, accounting and due diligence fees, costs and expenses incurred by such party.

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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12.17	Confidentiality

12.17.1       Each party shall not disclose, divulge, provide, publish or provide access to third parties, and will use reasonable efforts to cause its respective Affiliates, officers, directors, members, employees, agents, representatives and advisors (collectively, such party’s “Covered Persons”) not to disclose, divulge, provide, publish or provide access to third parties, unless and solely to the extent (i) compelled to disclose by judicial or administrative process or by other requirements of Applicable Law or the applicable rules of any national securities exchange or (ii) necessary to enforce claims in a judicial or administrative proceeding, (a) the existence and content of the this Agreement and Transaction Documents and any information arising from or in connection with this Agreement and the Transaction Documents and/or the transactions contemplated hereby and (b) all documents and information concerning the this Agreement and the Transaction Documents and the transactions contemplated hereby or furnished by one party and its Covered Persons (the “Disclosing Party”), to any other party and its Covered Persons (the “Receiving Party”), except to the extent that such information can be shown by written evidence to have been (A) previously known on a non-confidential basis by the Receiving Party, (B) publicly available through no fault of the Receiving Party, (C) rightfully received from a third party without a duty of confidentiality, (D) disclosed by the Disclosing Party of such information to a third party without a duty of confidentiality on such third party, (E) independently developed by the Receiving Party prior to or without reference to any such documents or information, or (F) disclosed with the prior approval of the Disclosing Party of such documents or information. If this Agreement is terminated for any reason, the confidentiality obligations required by this Section 12.17 shall survive and be maintained as set forth below, and the Receiving Party shall return to the Disclosing Party, all documents and other materials, and all copies thereof, obtained by the Receiving Party from the Disclosing Party in connection herewith that are subject to this Section 12.17.  The Receiving Party shall use any information obtained herewith that are subject to this Section 12.17 only in relation to the performance of its obligations under this Agreement and the Transaction Documents and/or the transactions contemplated hereby.  The confidentiality obligations required by this Section 12.17 shall not apply to disclosures permitted pursuant to Section 12.17.2 hereof, and all confidentiality obligations required by this Section 12.17 shall be terminated upon the fifth anniversary of the termination of this Agreement.

12.17.2       Except as agreed by the parties, each of the parties agrees that it shall not, directly or indirectly, make or cause any public announcement in respect of this Agreement and the Transaction Documents or the transactions contemplated hereby without the prior written consent of the other party. Notwithstanding the foregoing, each party shall be permitted to issue any public announcements or press releases solely to the extent as required by Applicable Law or the applicable rules of any national securities exchange, provided that a draft of any such public announcement or press release be first provided by the party who issues such public disclosure to the other party no later than three (3) Business Days prior to such required public disclosure.

(Signature Page Follows)

*** Confidential treatment has been requested by Photronics, Inc. for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PHOTRONICS INC.

By:
Name: [***]
Title: [***]

PHOTRONICS SINGAPORE PTE, LTD.

By:
Name: [***]
Title: [***]

DAI NIPPON PRINTING CO., LTD.

By:
Name: [***]
Title: [***]

DNP ASIA PACIFIC PTE. LTD.

By:
Name: [***]
Title: [***]

JV Operating Agreement Signature Page

SCHEDULES A-1 and A-2

List of Transaction Documents

SCHEDULE A-1

Outsourcing Agreement
Amended and Restated License Agreement among DNP and PDMC

SCHEDULE A-2

Contribution Agreement

 SCHEDULE C

Shareholders and Percentage Interest
(as of completion of the Closing)

Shareholder	Percentage Interest
Photronics Singapore	50.01%

DNP Asia Pacific	49.99%

Addresses for Notices Purposes

Photronics, Inc.	Dai Nippon Printing Company, Ltd
15 Secor Road	1-1, Ichigaya Kagacho 1-chome
Brookfield, CT 06804	Shinjuku-ku, Tokyo, Japan
Attn: General Counsel	Attn: General Manager of
Tel: [***]	Fine Electronics Operations
Fax: [***]	Tel: [***]
Fax: [***]

Photronics Singapore Pte. Ltd.	DNP Asia Pacific Pte. Ltd.
No. 33, Ubi Avenue 3 #03-09,	4 Pandan Crescent, Singapore 128475
Vertex Building Singapore 408868
Attn: Representative Director	Attn: President
Tel: [***]	Tel: [***]
Fax: [***]	Fax: [***]

SCHEDULE D

Majority Board Control Items

[***]

SCHEDULE E

[***]

[***]

SCHEDULE F

List of Actions Requiring A Supermajority Vote of Shareholders

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SCHEDULE G

List of Actions Requiring A Supermajority Vote of Directors

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SCHEDULE H

Initial Business Plan

SCHEDULE I

Form of Articles of Incorporation

SCHEDULE J

Representative Funding Plan

SCHEDULE K

Scoring Items for PDMCX Technology Partnership Proposals

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SCHEDULE L

Competitors

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